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                                        Hansberger

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(LOGO)
                                   Institutional Series


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PROSPECTUS

Respecting Institutional Mutual Fund Securities of the:

International Fund

Emerging Markets Fund

Foreign Small Cap Fund

All Countries FundSM

                        HANSBERGER INSTITUTIONAL SERIES

                                   PROSPECTUS

TABLE OF CONTENTS                                                           PAGE
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
Introduction...............................................................   2
Fee Summary................................................................   3
Investment Objectives and Policies.........................................   4
Risk Factors...............................................................  11
Investment Limitations.....................................................  13
Purchase and Redemption of Shares..........................................  14
Shareholder Services.......................................................  18
Management of the Fund.....................................................  20
Past Performance History...................................................  20
Valuation of Shares........................................................  22
Performance Information....................................................  22
Dividends and Capital Gains Distributions..................................  22
Taxes......................................................................  23
Portfolio Transactions.....................................................  24
General Information........................................................  25

[LOGO OF PROSPECTUS APPEARS HERE]

                        HANSBERGER INSTITUTIONAL SERIES
                          515 EAST LAS OLAS BOULEVARD
                                  SUITE 1300
                           FORT LAUDERDALE, FLORIDA
                          TELEPHONE NO. 954-522-5150

  Hansberger Institutional Series (the "Trust"), a diversified management investment company, is designed to provide institutional investors with multi-national investment opportunities professionally managed by Hansberger Global Investors, Inc. (the "Adviser"). The Trust currently consists of four separate investment series (the "Funds") offering a range of investment choices. The Funds and their investment objectives are:

  International Fund. Seeks to achieve long-term capital growth through a flexible policy of investing in stocks and debt obligations of companies and governments outside the United States including developing countries.

  Emerging Markets Fund. Seeks to achieve long-term capital growth through a policy of investing primarily in publicly traded equity securities of companies located in emerging markets.

  Foreign Small Cap Fund. Seeks to achieve long-term capital growth through a policy of investing primarily in equity securities of issuers with relatively small market capitalizations located outside the United States.

  All Countries Fund SM. Seeks to achieve long-term capital growth through a policy of investing primarily in securities of companies of any country, including the United States.

  Shareholders should understand that all investments involve risk and there can be no guarantee against loss resulting from an investment in a Fund, nor can there be any assurance that a Fund's investment objective will be attained. Each Fund may invest without limit in developing countries, borrow money for investment purposes, invest in a variety of derivative instruments, and may invest up to 15% of its net assets in illiquid securities, each of which may involve greater risk and/or increased Fund expenses. In addition, investments in foreign securities involve certain risks which are not normally involved in investment in U.S. securities. See "RISK FACTORS." Investors should carefully consider these risks before investing.

  This Prospectus sets forth concisely information about the Funds that you should know before investing. You should read it carefully and retain it for future reference. Additional information about the Funds appears in a Statement of Additional Information ("SAI"), dated October 18, 1996 and incorporated in this Prospectus by reference. The SAI is available upon request and without charge; write or call the Trust at the address or telephone number provided above.

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THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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               The date of this Prospectus is October 18, 1996.

                                 INTRODUCTION

  This Prospectus describes International Fund, Emerging Markets Fund, Foreign Small Cap Fund and All Countries FundSM (the "Funds"), four diversified series of shares offered by the Hansberger Institutional Series (the "Trust"), an open-end management investment company. Each Fund's investment objective is long-term capital growth, but follows different investment policies, and invests primarily in certain securities consistent with those policies in attempting to meet its objective. See "INVESTMENT OBJECTIVE AND POLICIES."

INVESTMENT ADVISER

  Hansberger Global Investors, Inc. (the "Adviser") serves as investment adviser to the Funds. See "MANAGEMENT OF THE FUNDS--Investment Adviser."

INVESTMENT RISKS

  There can be no assurance that any Fund will achieve its investment objectives. In addition, special risks may be presented by the particular investment policies of each Fund. For example, each Fund has the right to purchase securities in any foreign country, developed or developing. Investors should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments. Each of the Funds' investment strategies involves specific risks described in this Prospectus under "INVESTMENT OBJECTIVES AND POLICIES" and "RISK FACTORS," and under "INVESTMENT POLICIES AND TECHNIQUES" in the SAI.

HOW TO INVEST

  You may purchase shares at the Offering Price by check or by wire directly from the Trust. The Offering Price is the net asset value per share next determined after the Fund's transfer agent receives your order. See "FEE SUMMARY." Your minimum initial investment in the Trust is normally $1,000,000, and each subsequent investment must be at least $100,000. At its discretion, the Adviser may waive minimum investment requirements for certain investors, clients and employees. No minimum applies to automatic reinvestment of dividends and capital gains distributions. You may be charged a fee if you effect transactions through a broker or agent. See "PURCHASE AND REDEMPTION OF SHARES." CURRENTLY, SHARES OF FOREIGN SMALL CAP FUND AND ALL COUNTRIES FUND SM ARE NOT BEING OFFERED OR SOLD.

HOW TO REDEEM SHARES

  You may redeem your shares of a Fund at any time at the net asset value per share next determined after the Trust receives your redemption request in "good order." Each Fund's net asset value per share fluctuates, so a share's redemption price may be more or less than its purchase price. If you reduce your total investment in a Fund to less than the minimum required initial investment amount, your investment may be subject to redemption. See "PURCHASE AND REDEMPTION OF SHARES."

DIVIDENDS AND OTHER DISTRIBUTIONS

  Each Fund expects to pay dividends and distribute capital gains at least annually. Unless you provide written notice to the Fund to the contrary, dividends and distributions will be automatically reinvested. See "DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS."

                                  FEE SUMMARY

  The following table and example are intended to assist you in understanding the expenses and fees that a shareholder of a Fund will incur:

                                                  EMERGING  FOREIGN     ALL
                                    INTERNATIONAL MARKETS  SMALL CAP COUNTRIES
                                        FUND        FUND     FUND     FUNDSM
                                    ------------- -------- --------- ---------
SHAREHOLDER TRANSACTION EXPENSE....     None        None     None      None
ANNUAL FUND OPERATING EXPENSES (as
 a percentage of average net
 assets)
Management Fees....................     0.75%       1.00%    0.90%     0.75%
12b-1 Fees.........................     None        None     None      None
Other Expenses (after voluntary
 waivers)*.........................     0.25%       0.50%    0.35%     0.25%
                                        ----        ----     ----      ----
Total Fund Operating Expenses
 (after voluntary waivers)**.......     1.00%       1.50%    1.25%     1.00%
                                        ====        ====     ====      ====

--------
* Reflects voluntary waivers and reimbursements of fees by the Adviser and Administrator. In the absence of such voluntary waivers or reimbursements, Other Expenses for each of the following Funds are estimated to be:
  International Fund--0.45%; Emerging Markets Fund--0.55%; Foreign Small Cap Fund--0.40%; and All Countries Fund SM--0.45%.
** Reflects voluntary waivers and reimbursements of fees by the Adviser and Administrator. In the absence of such voluntary waivers or reimbursements, Total Fund Operating Expenses for each of the following Funds are estimated to be: International Fund--1.20%; Emerging Markets Fund--1.55%; Foreign Small Cap Fund--1.30; and All Countries Fund SM--1.20%. Although the Adviser and Administrator anticipate voluntarily waiving fees and/or bearing expenses that will result in total fund operating expenses as set forth above, they are under no obligation to continue to do so. The Adviser has agreed to waive its fees or reimburse Fund expenses if in any fiscal year a Fund's expenses exceed the limit set by applicable state laws. See "MANAGEMENT OF THE FUNDS--Investment Adviser."

EXAMPLE

  The following example demonstrates the expenses you would pay on a $1,000 investment assuming (1) 5% annual return and (2) redemption at the end of each time period:

                                                                  1 YEAR 3 YEAR
                                                                  ------ ------
     International Fund..........................................  $10    $32
     Emerging Markets Fund.......................................  $15    $47
     Foreign Small Cap Fund......................................  $13    $40
     All Countries Fund SM.......................................  $10    $32

  THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. "OTHER EXPENSES" ARE BASED ON ESTIMATED AMOUNTS FOR THE CURRENT FISCAL YEAR. THE ASSUMPTION OF A 5% ANNUAL RETURN IS REQUIRED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE "SEC"), AND IS NOT A PREDICTION OF A FUND'S FUTURE PERFORMANCE.

  The Adviser may direct a Fund's securities transactions to brokers who may agree to assume (or to arrange for third parties to assume) certain expenses of the Fund.

                      INVESTMENT OBJECTIVES AND POLICIES

  Each Fund's investment objective and the investment restrictions set forth under "INVESTMENT RESTRICTIONS" in the SAI are fundamental and may not be changed without Shareholder approval. All other investment policies and practices described in this Prospectus are not fundamental, and may be changed by the Board of Trustees without Shareholder approval.

INTERNATIONAL FUND

  The Fund's investment objective is long-term capital growth. The Fund seeks to achieve its objective by investing in stocks and debt obligations of companies and governments outside the United States which the Adviser believes are undervalued. Income will be an incidental consideration.

  The Adviser's portfolio investment decisions rely heavily on a fundamental analysis of securities with a long-term investment perspective. The Adviser seeks to increase the scope and effectiveness of this fundamental investment approach by extending the search for value into many countries around the world. This global search provides the Adviser with more diverse opportunities and flexibility to shift portfolio investments not only from company to company and industry to industry, but also country to country, in search of undervalued securities. Under normal market conditions, the Fund will invest more than 80% of its assets in issuers located in at least three countries other than the United States. This 80% does not include the cash position of the Fund.

EMERGING MARKETS FUND

  The Fund's investment objective is long-term capital growth. The Fund seeks to achieve this goal by investing primarily in a diversified portfolio of publicly traded equity securities of companies located in emerging markets that the Adviser believes are undervalued. The Fund may also, to a lesser degree, invest in private placement emerging market equity securities. Dividend and interest income from portfolio securities is largely an incidental consideration.

  The Adviser's portfolio investment decisions rely heavily on a fundamental analysis of securities with a long-term investment perspective. The Adviser seeks to increase the scope and effectiveness of this fundamental investment approach by extending the search for value into many countries around the world. This global search provides the Adviser with more diverse opportunities and flexibility to shift portfolio investments not only from company to company and industry to industry, but also country to country, in search of undervalued securities.

  Under normal circumstances, the Fund will invest at least 70% of the the value of its total assets in securities of issuers located in emerging market countries. As used in this Prospectus, the terms "emerging market country," "emerging country," or "developing country" apply to any country that, in the Adviser's opinion, is generally considered to be an emerging or developing country in the international financial community, which includes the International Bank for Reconstruction and Development (the "World Bank") and the International Finance Corporation. There are currently over 130 countries that are emerging or developing countries under this standard; approximately 40 of these countries currently have stock markets. These countries generally include every nation in the world except the Unites States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe. Securities of issuers located in emerging market countries or traded in emerging markets present greater liquidity risks and other risks than securities of issuers located in developed countries and trade in more established markets.

  By engaging in its own research and by reviewing research obtained through outside sources, the Adviser seeks to identify appropriate investments for the Fund. The Adviser considers a number of factors in evaluating potential investments including political risks, classic macro-economic variables and equity market valuations. The Adviser also focuses on the quality of a company's management, the company's growth prospects, and the financial well being of the company. The Fund's investments generally will reflect a broad cross-section of countries, industries, and companies in order to minimize risk. In situations where the market for a particular security is determined by the Adviser to be sufficiently liquid, the Fund may engage in short sales. These investment techniques are described below under "Investment Techniques" and "RISK FACTORS," and under the heading "INVESTMENT POLICIES AND TECHNIQUES" in the SAI.

FOREIGN SMALL CAP FUND

  The Fund's investment objective is to provide long-term capital growth. It seeks to achieve its objective by investing primarily in equity securities of issuers with relatively small market capitalizations (share price times number of equity securities outstanding) located outside the United States which the Adviser believes are undervalued. Income will be an incidental consideration.

  The Adviser's portfolio investment decisions rely heavily on a fundamental analysis of securities with a long-term investment perspective. The Adviser seeks to increase the scope and effectiveness of this fundamental investment approach by extending the search for value into many countries around the world. This global search provides the Adviser with more diverse opportunities and flexibility to shift portfolio investments not only from company to company and industry to industry, but also country to country, in search of undervalued securities. Under normal market conditions, the Fund will invest at least 70% of the value of its total assets in (1) companies located in developing countries with individual market capitalizations of less than $750 million USD (at the time of purchase) and (2) companies located in developed countries, other than the United States, with individual market capitalizations of less than $1.5 billion USD (at the time of purchase).

ALL COUNTRIES FUND SM

  The Fund's investment objective is long-term capital growth. The Fund seeks to achieve its objective by investing in stocks and debt obligations of companies and governments in any country which the adviser believes are undervalued. Income will be an incidental consideration.

  The Adviser's portfolio investment decisions rely heavily on a fundamental analysis of securities with a long-term investment perspective. The Adviser seeks to increase the scope and effectiveness of this fundamental investment approach by extending the search for value into many countries around the world. This global search provides the Adviser with more diverse opportunities and flexibility to shift portfolio investments not only from company to company and industry to industry, but also country to country, in search of undervalued securities. Under normal market conditions the Fund will invest its assets in at least three countries, which may include the United States.

INVESTMENT POLICIES COMMON TO EACH FUND

  Although each Fund generally invests in common stock, a Fund may also invest in preferred stocks and certain debt securities, rated or unrated, such as convertible bonds and bonds selling at a discount, when the Adviser believes the potential for appreciation will equal or exceed that available from investments in common stock. Each Fund may also invest in warrants or rights to subscribe to or purchase such securities, and sponsored or unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and other depository receipts (collectively, "Depositary Receipts"). Each Fund may also lend its portfolio securities and borrow money for investment purposes (i.e., "leverage" its portfolio). In addition, each Fund may invest in closed-end investment companies holding foreign securities, and enter into transactions in options on securities, securities indices and foreign currencies, forward foreign currency contracts, and futures contracts and related options. When deemed appropriate by the Adviser, the Fund may invest cash balances in repurchase agreements and other money market investment to maintain liquidity in an amount sufficient to meet expenses or for day-to-day operating purposes. These investment techniques are described below under "Investment Techniques" and "Risk Factors," and under the heading "INVESTMENT POLICIES AND TECHNIQUES" in the SAI. Whenever, in the judgment of Adviser, market or economic conditions warrant, each Fund may adopt a temporary defensive position and may invest without limit in money market securities denominated in U.S. dollars or in the currency of any foreign country. See "Investment Techniques--Temporary Investments."

INVESTMENT TECHNIQUES

  Unless specified to the contrary, each Fund may engage in the investment techniques and make the types of investments described and discussed in this section.

  Depositary Receipts. Each Fund may purchase sponsored and unsponsored Depositary Receipts that are or become available, including ADRs, GDRs, EDRs and other Depository Receipts. Depositary Receipts are typically issued by a financial institution ("depository") and evidence ownership interests in a security or a pool of securities ("underlying securities") that have been deposited with the depository. In ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a foreign issuer. In other Depositary Receipts, the depository may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S. issuer. Depositary Receipts will not necessarily be denominated in the same currency as their underlying securities. Depositary Receipts may be issued pursuant to sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of Depositary Receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between such information and the market value of the Depositary Receipts. For purposes of a Fund's investment policies, investments in Depositary Receipts will be deemed to be investments in the underlying securities. Thus, a Depositary Receipt representing ownership of common stock will be treated as common stock.

  Sovereign Debt. Each Fund may invest in Sovereign Debt, which may trade at a substantial discount from face value. The Fund may hold and trade Sovereign Debt of emerging market countries in appropriate circumstances and to participate in debt conversion programs. Emerging country Sovereign Debt involves a high degree of risk, is generally lower-quality debt, and is considered speculative in nature. The issuer or governmental authorities that control Sovereign Debt repayment ("sovereign debtors") may be unable or unwilling to repay principal or interest when due in accordance with the terms of the debt. A sovereign debtor's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy towards the International Monetary Fund (the "IMF") and the political constraints to which the sovereign debtor may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearage on their debt. The commitment of these third parties to make such disbursements may be conditioned on the sovereign debtor's implementation of economic reforms or economic performance and the timely service of the debtor's obligations. The sovereign debtor's failure to meet these conditions may cause these third parties to cancel their commitments to provide funds to the sovereign debtor, which may further impair the debtor's ability or willingness to timely service its debts. In certain instances, a Fund may invest in Sovereign Debt that is in default as to payments of principal or interest. A Fund holding non-performing Sovereign Debt may incur additional expenses in connection with any restructuring of the issuer's obligations or in otherwise enforcing its rights thereunder.

  Brady Bonds. Each Fund may invest in Brady Bonds as part of its investment in Sovereign Debt of countries that have restructured or are in the process of restructuring their Sovereign Debt pursuant to the Brady Plan.

  Brady Bonds are issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external indebtedness. The Brady Plan contemplates, among other things, the debtor nation's adoption of certain economic reforms and the exchange of commercial bank debt for newly issued bonds. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as the

World Bank or IMF. The World Bank or IMF supports the restructuring by providing funds pursuant to loan agreements or other arrangements that enable the debtor nation to collateralize the new Brady Bonds or to replenish reserves used to reduce outstanding bank debt. Under these loan agreements or other arrangements with the World Bank or IMF, debtor nations have been required to agree to implement certain domestic monetary and fiscal reforms. The Brady Plan sets forth only general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors.

  Brady Bonds are recent issues and do not have a long payment history. Agreements implemented under the Brady Plan are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, each country offers different financial packages. Options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt, bonds issued at a discount of face value of such debt, and bonds bearing an interest rate that increases over time and the advancement of the new money for bonds. The principal of certain Brady Bonds has been collateralized by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of the Brady Bonds. Collateral purchases are financed by the IMF, World Bank and the debtor nations' reserves. Interest payments may also be collateralized in part in various ways.

  Brady Bonds are often viewed as having three or four valuation components:
(i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized and of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds can be viewed as speculative.

  Investment Funds. Some emerging countries have laws and regulations that preclude direct foreign investment in the securities of companies located there. However, indirect foreign investment in the securities of companies listed and traded on the stock exchanges in these countries is permitted by certain emerging countries through specifically authorized investment funds. Each Fund may invest in these investment funds, as well as other closed-end investment companies (collectively, "Investment Funds"), subject to the provisions of the Investment Company Act of 1940 and rules thereunder (the "1940 Act") and other applicable laws as discussed below under "INVESTMENT LIMITATIONS." If a Fund invests in investment funds, shareholders will bear not only their proportionate share of the Fund's expenses (including operating expenses and the fees of the Adviser), but also, indirectly, the similar expenses of the underlying investment funds.

  Repurchase Agreements. Each Fund may enter into repurchase agreements with brokers, dealers or banks ("counterparties") that the Adviser has determined meet the credit guidelines established by the Board of Trustees. Repurchase agreements will be fully collateralized, and may be viewed for purposes of the 1940 Act as a loan of money by the Fund to the counterparty. The Fund may incur a loss if the counterparty defaults and the collateral value declines, or if bankruptcy proceedings are commenced regarding the counterparty and the Fund's realization upon the collateral is be delayed or limited. Each Fund's aggregate investment in certain illiquid repurchase agreements and other investments is limited as set forth under "INVESTMENT LIMITATIONS."

  Securities Lending. Each Fund is authorized to lend up to 33 1/3% of the total market value of its portfolio securities to brokers, dealers, domestic and foreign banks or other financial institutions for the purpose of increasing its net investment income; however, currently, no Fund intends to engage in such lending. Any such loan must be fully secured; however, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. For more detailed information about securities lending, see "INVESTMENT POLICIES AND TECHNIQUES" in the SAI.

  Temporary Investments. Each Fund may make money market investments pending other investment or settlement for liquidity, or in adverse market conditions. These money market investments include obligations of the U.S. Government and its agencies and instrumentalities, obligations of foreign sovereignties, other debt securities, commercial paper including bank obligations, certificates of deposit (including Eurodollar certificates of deposit) and repurchase agreements.

  For temporary defensive purposes, during periods in which the Adviser believes changes in economic, financial or political conditions make it advisable, each Fund may reduce its holdings in equity and other securities and may invest up to 100% of its assets in certain short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) debt securities and in cash (U.S. dollars, foreign currencies, or multicurrency units). These short-term and medium-term debt securities consist of (a) obligations of governments, agencies or instrumentalities of any member state of the Organization for Economic Cooperation and Development ("OECD"),
(b) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers' acceptances) of banks organized under the laws of any member state of the OECD, denominated in any currency; (c) floating rate securities and other instruments denominated in any currency issued by international development agencies; (d) finance company and corporate commercial paper and other short-term corporate debt obligations of corporations organized under the laws of any member state of the OECD meeting the Fund's credit quality standards; and (e) repurchase agreements with banks and broker-dealers covering any of the foregoing securities. The short-term and medium-term debt securities in which a Fund may invest for temporary defensive purposes will be those that the Adviser believes to be of high quality, i.e., subject to relatively low risk of loss of interest or principal (there is currently no rating system for debt securities in most emerging countries). If rated, these securities will be rated in one of the three highest rating categories by rating services such as Moody's Investors Service, Inc. or Standard & Poor's Corporation (i.e., rated at least A).

  "When-Issued" Securities. Each Fund may purchase securities on a when-issued or delayed delivery basis. The price of debt obligations purchased on a when-issued basis is fixed at the time the Fund commits to purchase, but delivery and payment for the securities ("settlement") takes place at a later date. The price of these securities may be expressed in yield terms; the Funds will enter into these transactions in order to lock in the yield (price) available at the time of commitment.

  Between purchase and settlement, the Fund assumes the ownership risk of the when-issued securities, including the risk of fluctuations in the securities' market value due to, among other factors, a change in the general level of interest rates. However, no interest accrues to the Fund during this period.

  Forward Foreign Currency Exchange Contracts and Options on Foreign Currencies. Each Fund may enter into forward foreign currency exchange contracts ("forward contracts"), providing for the purchase of or sale of an amount of a specified currency at a future date. Each Fund may use forward contracts to protect against a foreign currency's decline against the U.S. dollar between the trade date and settlement date for a securities transaction, or to lock in the U.S. dollar value of dividends declared on securities it holds, or generally to protect the U.S. dollar value of the securities it holds against exchange rate fluctuations. Each Fund may also use forward contracts to protect against fluctuating exchange rates and exchange control regulations. Forward contracts may limit a Fund's losses due to exchange rate fluctuation, but they will also limit any gains that the Fund might otherwise have realized. Each Fund may also enter into foreign currency futures contracts ("currency futures").

  Except where segregated accounts are not required by the 1940 Act, when a Fund enters into a forward contract or currency future, the Custodian will place cash, U.S. government securities, or high-grade debt securities into a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to consummation of forward contracts and currency futures. If the value of these segregated securities declines, additional cash or securities will be placed in the account on a daily basis so that the account value is at least equal to the Fund's commitments to such contracts. See "INVESTMENT POLICIES AND TECHNIQUES--Forward Currency Contracts" in the SAI.

  Each Fund may purchase put and call options and write covered put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign currency denominated portfolio securities and against increases in the U.S. dollar cost of such securities to be acquired. As in the case of other kinds of options, however, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by the Funds are traded on U.S. and foreign exchanges or over-the-counter.

  Non-Publicly Traded Securities. Each Fund may invest in securities that are neither listed on a stock exchange nor traded over the counter, including privately placed securities. These securities may present a higher degree of business and financial risk, which can result in substantial losses. In the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what the Fund may consider the fair value of such securities. Further, companies whose securities are not publicly traded may not be subject to disclosure and other investor protection requirements that might apply if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the costs of registration. As a general matter, each Fund may not invest more than 15% of its net assets in illiquid securities, including securities for which there is no readily available secondary market, nor more than 10% of its total assets in securities that are restricted from sale to the public without registration ("Restricted Securities") under the Securities Act of 1933, as amended (the "1933 Act"). Subject to these limits, however, a Fund may invest up to 25% of its total assets in Restricted Securities that can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act ("144A Securities"). The Board of Trustees has adopted guidelines and delegated to the Adviser, subject to the Board's supervision, the daily function of determining and monitoring the liquidity of 144A Securities. Rule 144A Securities may become illiquid if qualified institutional buyers are not interested in acquiring them.

  Borrowing and Other Forms of Leverage. Each Fund may borrow money from U.S.- regulated banks. The 1940 Act and each Fund's fundamental investment policies restrict such borrowing to 33 1/3% of the Fund's total assets (including the amount borrowed) less all liabilities and indebtedness other than the borrowing. Borrowing creates leverage, which is a speculative characteristic; leverage from borrowing will magnify declines as well as increases in a Fund's net asset value per share and net yield. A Fund will borrow only on a secured basis, and only when the Adviser believes that borrowing will benefit the Fund after taking into account considerations such as the costs of borrowing and the likely investment returns on securities purchased with borrowed monies.

  Options Transactions. Each Fund may seek to hedge all or a portion of its investments through options on other securities in which it may invest. Options in which a Fund may transact will be traded on a recognized securities or futures exchange or over the counter. Options markets in emerging countries are currently limited and the nature of the strategies adopted by the Adviser and the extent to which those strategies are used will depend on the development of such markets.

  Each Fund may write (i.e., sell) covered call options. A call gives the purchaser the right to buy the security underlying the option from the Fund at the stated exercise price, on or before a specified date (the "termination date") that is usually not more than nine months from the date the option is issued. A "covered" call means that so long as the Fund is obligated as the writer of the option, it will own (i) the securities underlying the option, or
(ii) securities convertible or exchangeable (without the payment of any consideration) into the securities underlying the option.

  Each Fund may also write (i.e., sell) covered put options. The writer of a put incurs an obligation to buy the security underlying the option from the put's purchaser at the exercise price at any time on or before the termination date, at the purchaser's election (certain options a Fund writes will be exercisable by the purchaser only on a specific date). Generally, a put is "covered" if the Fund maintains cash, U.S. government securities or other liquid high grade debt obligations equal to the exercise price of the option or if the Fund holds a put on the same underlying security with a similar or higher exercise price.

  Each Fund may also purchase put or call options on individual securities or baskets of securities. When a Fund purchases a call, it acquires the right to buy the underlying security at the exercise price on or before the termination date, and when a Fund purchases a put, it acquires the right to sell the underlying security at the exercise price on or before the termination date.

  The primary risks associated with the use of options on securities are (i) imperfect correlation between the change in market value of the securities the Fund holds and the prices of options relating to the securities purchased or sold by the Fund; and (ii) possible lack of a liquid secondary market for an option. Options not traded on an exchange (OTC options) are often considered illiquid and may be difficult to value. The Adviser believes that each Fund will minimize its risk of being unable to close out an options contract by transacting in options only if there appears to be a liquid secondary market for those options.

  Futures Contracts. Each Fund may buy and sell financial futures contracts, stock and bond index futures contracts, foreign currency futures contracts and options on any of the foregoing for hedging purposes only. A financial futures contract is an agreement between two parties to buy or sell a specified debt security at a set price on a future date. An index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and at the end of the contract period. A futures contract on a foreign currency is an agreement to buy or sell a specified amount of a currency for a set price on a future date.

  When a Fund enters into a futures contract, it must make an initial deposit, known as "initial margin," as a partial guarantee of its performance under the contract. As the value of the security, index or currency fluctuates, either party to the contract is required to make additional margin payments, known as "variation margin," to cover any additional obligation it may have under the contract. In addition, when the Fund enters into a futures contract, it will segregate assets or "cover" its position in accordance with the 1940 Act. See "INVESTMENT POLICIES AND TECHNIQUES Derivative Instruments--Futures Contracts" in the SAI. With respect to positions in futures and related options that do not constitute "bona fide hedging" positions as defined in regulations of the Commodity Futures Trading Commission, the Fund will not enter into a futures contract or related option contract if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are "in-the-money," would exceed 5% of the Fund's total assets. The value of the underlying securities on which futures contracts will be written at any one time will not exceed 25% of the total assets of the Fund.

  The primary risks associated with the use of futures and options on futures are (i) imperfect correlation between the change in market value of the securities held by the Fund and the prices of related futures and options on futures purchased or sold by the Fund, and (ii) possible lack of a liquid secondary market for a futures contract (or related option) and the resulting inability to close a futures position, which could have an adverse impact on the Fund's ability to hedge. The risk of loss in trading on futures contracts and related options in some strategies can be substantial, due both to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. Gains and losses on futures and related options depend on the Adviser's ability to predict correctly the direction of stock prices, interest rates, and other economic factors. In the opinion of the Trustees, the risk that Fund will be unable to close out a futures position or related options contract will be minimized by only entering into futures contracts or related options transactions for which there appears to be a liquid secondary market. For more detailed information about futures transactions see "INVESTMENT POLICIES AND TECHNIQUES" in the SAI.

  Short Sales. Each Fund may from time to time sell securities short without limitation, although initially it has no intention to sell securities short. In a short sale, a Fund sells securities it does not own (but has borrowed) in anticipation of a decline in the securities' market price. All short sales by a Fund will be fully collateralized. Short sales involve certain risks and special considerations; possible losses from short sales may be unlimited, whereas losses from purchases of securities are limited to the total amount invested. Each Fund may also sell short "against the box," that is, sell a security that the Fund owns or has the right to acquire, for delivery at a specified date in the future.

                                 RISK FACTORS

FOREIGN INVESTMENT

  Investment in securities of foreign issuers and in foreign branches of domestic banks, involves some risks different from, or in addition to, those affecting investments in securities of U.S. issuers:

Information                    Publicly available information about foreign
                               issuers and economies may be limited. Foreign issuers are not generally subject to uniform accounting, auditing and financial and other reporting standards and requirements comparable to those applicable to U.S. companies.
                               Statistical information about the economy in an emerging market country may be unavailable, or if available may be unreliable or not directly comparable to information regarding the economy of the U.S. or other more developed countries.

Regulation                     There may be less government supervision and
                               regulation of foreign securities exchanges, brokers and listed companies than in the U.S.

Liquidity and Concentration
                               Many foreign securities markets have
                               substantially less volume than U.S. national
                               securities exchanges. Available investments in
                               emerging countries may be highly concentrated
                               in a small number of issuers, or the issuers
                               may be unseasoned and/or have significantly
                               smaller market capitalization than in the U.S.
                               or more developed countries. Consequently,
                               securities of foreign issuers may be less
                               liquid and more volatile than those of
                               comparable domestic issuers.
Brokerage                      Brokerage commissions and other transaction
                               costs on foreign securities exchanges are generally higher than in the U.S.

Taxes Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on foreign investments as compared to dividends and interest paid to the Fund by U.S. companies. It is expected that the Funds' shareholders will be able to claim a credit for U.S. tax purposes for any such foreign taxes, although there can be no assurance that they will be able to do so. See "TAXES."

Political/Economy              Political and economic developments may present
                               risks. A foreign jurisdiction might impose or change withholding taxes on income payable in connection with foreign securities. There are risks of seizure, nationalization or expropriation of a foreign issuer or foreign deposits, and adoption of foreign governmental restrictions such as exchange controls. Many emerging or developing countries have less stable political and economic environments than some more developed countries, and may face external stresses (including war) as well as internal ones (including hyperinflation, currency depreciation, limited resource self-sufficiency, and balance of payments issues and associated social unrest). It may be more difficult to obtain a judgment in a court outside the U.S.

Currency Exchange
                               Securities of foreign issuers are frequently denominated in foreign currencies, and a Fund may temporarily hold uninvested reserves in bank deposits in foreign currencies. The exchange rates between the U.S. dollar and the currencies of emerging markets countries may be volatile, and changes in currency rates and exchange control regulations may affect (favorably or unfavorably) the value of a Fund's assets in U.S. dollars. A Fund may incur costs in converting between currencies.

Repatriation Restrictions      Foreign governments may delay or restrict
                               repatriation of a Fund's investment income or other assets. If, for any reason, a Fund were unable, through borrowing or otherwise, to distribute an amount equal to substantially all of its investment company taxable income (as defined for U.S. tax purposes) within required time periods, the Fund would cease to qualify for the favorable tax treatment afforded regulated investment companies under the U.S.
                               Internal Revenue Code of 1986, as amended (the
                               "Code").

FOREIGN CUSTODIANS AND SECURITIES DEPOSITORIES

  Rules adopted under the 1940 Act, permit the Funds to maintain its foreign securities and cash in the custody of certain eligible non-U.S. banks and securities depositories ("foreign custodians"). Pursuant to these rules, each Fund's assets invested in foreign countries may be held by foreign custodians that are approved by the Fund's Board of Trustees. The Board will consider a number of factors in selecting foreign custodians, including but not limited to the reliability and financial stability of the institution, the ability of the institution to capably perform custodial services for the Fund, the reputation of the institution in its national market, the political and economic stability of the countries in which the foreign custodian is located, and risks of potential nationalization or expropriation of Fund assets. In addition, foreign custodians must, among other things, meet minimum requirements for shareholder equity, have no lien on Fund assets, and maintain adequate and accessible records. Certain banks in foreign countries may not be eligible foreign custodians for the Funds, which may preclude a Fund from purchasing securities in which it would otherwise invest; banks that are eligible foreign custodians may be recently organized or otherwise lack extensive operating experience.

INVESTING IN SMALLER CAPITALIZATION STOCKS

  The Adviser believes that the issuers of smaller capitalization stocks often have sales and earnings growth rates which exceed those of larger companies, and that such growth rates may in turn be reflected in more rapid share price appreciation. However, investing in smaller capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. For example, smaller capitalization companies often have limited product lines, markets, or financial resources, may be dependent for management on one or a few key persons, and can be more susceptible to losses. Also, their securities may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts and may be subject to wider price swings and thus may create a greater chance of loss than securities of larger capitalization companies. Transaction costs in stocks of smaller capitalization companies may be higher than those of larger capitalization companies.

INVESTING IN LOWER RATED DEBT SECURITIES

  Each Fund may invest in lower rated or unrated debt securities. Debt considered below investment grade may be referred to as "junk bonds" or "high risk" securities. The emerging country debt securities in which the Fund may invest are subject to significant risk and will not be required to meet any minimum rating standard or equivalent. Debt securities are subject to the risk of the issuer's inability to meet principal and interest payments (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the issuer's creditworthiness and general market liquidity (market risk). Lower rated or unrated securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in general levels of interest rates. The market values of debt securities tend to vary inversely with interest rate levels. Yields and market values of lower rated and unrated debt will fluctuate over time, reflecting not only changing interest rates but also the market's perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, medium to lower rated securities may decline in value due to heightened concern over credit quality, regardless of prevailing interest rates. The Adviser will consider credit risk and market risk in making debt security investment decisions for each Fund. Investors should carefully consider the relative risks of investing in a Fund that purchases lower rated and unrated debt securities, and should understand that such securities are not generally meant for short-term investing.

  The U.S. market for lower rated and unrated corporate debt is relatively new and its recent growth paralleled a long period of economic expansion and an increase in merger, acquisition and leveraged buyout activity. In addition, trading markets for debt securities of issuers located in emerging countries may be limited. Adverse economic developments may disrupt the market for U.S. corporate lower rated and unrated debt securities and for emerging country debt securities. Such disruptions may severely affect the ability of issuers, especially highly leveraged issuers, to service their debt obligations or to repay their obligations upon maturity. In addition, the secondary market for lower rated and unrated debt securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. As a result, the Adviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating a Fund's net asset value.

OTHER INVESTMENT RISK FACTORS

  Each of the Funds' investment strategies involves specific risks. Further information about these specific risks can be found in this Prospectus under "INVESTMENT OBJECTIVES AND POLICIES--Investment Techniques" and under "INVESTMENT POLICIES AND TECHNIQUES" in the SAI.

                            INVESTMENT LIMITATIONS

  Each Fund has adopted certain fundamental investment policies and restrictions. A Fund may not change its investment objective or any fundamental policy or restriction without approval of the holders of a majority of the Fund's outstanding shares. Each Fund has also instituted non-fundamental operating policies. Although the Board of Trustees may change operating policies without shareholder approval, the Trust will promptly notify shareholders of any material change in non-fundamental operating policies. See "INVESTMENT RESTRICTIONS" in the SAI.

  Each Fund is a diversified company under the 1940 Act and is therefore subject to the following limitations:

  . as to 75% of its total assets, the Fund may not invest more than 5% of its total assets in the securities of any one issuer, except obligations of or securities guaranteed by the U.S. Government and its agencies and instrumentalities, and

  . the Fund may not own more than 10% of the outstanding voting securities of any one issuer.

Each Fund also intends to comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. See "TAXES."

  Under each Fund's non-fundamental restrictions, a Fund may not (i) invest more than 15% of the market value of its net assets in investments for which market quotations are not readily available or that are otherwise illiquid;
(ii) mortgage, pledge or hypothecate any assets except in connection with any such borrowing in amounts up to 33 1/3% of the value of the Fund's net assets at the time of borrowing; or (iii) invest more than 5% of its net assets in warrants (exclusive of amounts acquired in units or attached to securities). Each Fund may invest no more than 15% of its total assets in securities issued by any one company or government, exclusive of U.S. Government securities.

  Each Fund will not invest 25% or more of the total value of its assets in a particular industry. For purposes of this investment restriction, a foreign government (but not the United States government) is deemed to be an "industry," and therefore investments in the obligations of any one foreign government may not equal or exceed 25% of a Fund's assets.

  Each Fund's investment techniques are described herein under "Investment Techniques" and "RISK FACTORS," and under the heading "INVESTMENT POLICIES AND TECHNIQUES" in the SAI. Each Fund invests for long-term growth of capital and does not intend to place emphasis upon short-term trading profits. Accordingly, each Fund normally expects to have an annual portfolio turnover rate of less than 50%.

                       PURCHASE AND REDEMPTION OF SHARES

  You may purchase and redeem shares of each Fund on any day when the New York Stock Exchange ("NYSE") is open for business (a "business day") so long as the Custodian is also open for business that day. The purchase price of shares is a Fund's net asset value per share next determined after receipt of your purchase order, plus any applicable sales load; the amount of any sales load is deducted from the total amount of your investment, and the remaining amount of your investment is invested in the Fund. The redemption price of shares is a Fund's net asset value per share next determined after receipt of your redemption request in "good order." Each Fund's net asset value per share is determined on each business day at the regular close of trading of the NYSE (currently 4:00 p.m., Eastern time). Purchase orders and redemption requests received prior to this time on any business day will be executed at the price computed on that day; orders and requests received after the regular close of the NYSE will be executed at the price computed on the next business day. The Trust reserves the right to refuse any order for purchase of Shares.

HOW TO PURCHASE SHARES

  How to Open an Account. To open an account, you must complete an Account Registration Form and send it to the Trust, and either send in your check or arrange for a wire transfer. Your initial investment must be for at least $1,000,000 unless you have received a waiver from the Adviser. For purposes of meeting the required minimum investments, the Trust will aggregate all accounts under common ownership or control, including accounts of spouses and minor children. There is no minimum for employer sponsored 401(k) plans that have more than 100 employee participants.

By Check Make your check (or other negotiable bank draft or money order) payable to: "Hansberger Institutional Series," and mail it with your completed and signed Account Registration Form to:

                                       Hansberger Institutional Series
                                       c/o Chase Global Funds Services
                                       Company
                                       P.O. Box 2973
                                       73 Tremont Street
                                       Boston, MA 02208

                               Checks must be drawn on U.S. banks.

By Wire
                               Have your bank send a Federal Funds wire or a bank wire to the Trust, and mail your completed and signed Account Registration Form to:

                                       Hansberger Institutional Series
                                       c/o Chase Global Funds Services
                                       Company
                                       P.O. Box 2973
                                       73 Tremont Street
                                       Boston, MA 02208

                               The Trust will accept your purchase order before receiving your Account Registration Form only if you have provided certain information with your wire.

                               You must follow these steps to purchase shares by wire: First, telephone the Trust at 1-800-414-6927 to receive a wire control number. To be issued your account number, you will need to provide a written application with your name, address, telephone number, Social Security or Tax Identification Number, the amount being wired, and the name of the bank sending the wire. Second, instruct your bank to wire the specified amount to the following account (be sure to have your bank include your account number and the Fund's name):

                                       The Chase Manhattan Bank
                                       ABA Number 021000021
                                       DDA Number 910 2 777076
                                       Attn: Hansberger Institutional Series
                                       Ref: (Fund name, account number,
                                           account name, wire control
                                           number).

                               Federal Funds wires cannot be made on any federal holiday restricting wire transfers, even if the NYSE is open on that day. Liability of the Fund or its agents for fraudulent or unauthorized wire instructions may be limited. See "Telephone Transactions."

                               Your bank may charge a service fee for sending a Federal Funds wire or bank wire.

  Letter of Intent. You may make an initial investment of less than $1 million if you execute a letter of intent ("Letter") which expresses your intention to invest at least $1 million in the Funds within 13 months. The minimum initial investment under a Letter is $100,000. If you do not invest at least $1 million in shares of the Funds or other funds advised by the Adviser within the 13-month period from execution of the Letter, the shares actually purchased may be involuntarily redeemed and the proceeds sent to you at your address of record. Any redemptions you make during the 13-month period will be subtracted from the amount of Shares purchased for purposes of determining whether the terms of the Letter have been completed.

  How to Add to Your Investment. You may purchase additional shares for your account at any time by mailing a check or by wiring funds to the Fund according to the procedures above. If wiring funds, please call 1-800-414-6927 to receive a wire control number. Your check, a cover letter, or your wire instructions must specify the name of the Fund, the name on your account and your account number, and you must call the Fund before wiring funds. Your check or wire must be for at least $100,000.

OTHER PURCHASE INFORMATION

  Payment for shares of a Fund must be in United States dollars, unless you have received the Fund's prior written approval to make payment in other currencies or by tendering securities.

  No share certificates will be issued. All shares purchased for your account will be confirmed to you and credited to your account on the Fund's books maintained by the Transfer Agent.

  To ensure that checks are collected, you may not redeem shares purchased by check until payment for the purchase has been received; receipt may take up to eight business days after purchase. If your purchase is cancelled due to nonpayment or because your check does not clear, you will be responsible for any loss incurred by the Trust or its agents, and you may be restricted from making future investments in the Trust. If you are already a shareholder, the Trust may redeem shares from your account(s) as reimbursement for any such loss.

  If an investment in the Funds is made through a broker that has executed a dealer agreement with the Trust, the Adviser or one of its affiliates may make a payment out of its own resources to such dealer in an amount not to exceed 0.25% of the amount invested. Dealers may contact the Adviser for additional information.

  Investors may also purchase shares of a Fund through banks, brokers, agents and registered broker-dealers who may or may not have a dealer agreement with the Funds. Those banks, brokers, agents and broker-dealers, who make purchases for their customers, may charge a fee for such services.

  The Trust reserves the right to reject any purchase order for shares if the Trust or its agents determine that accepting such order would not be in the best interest of a Fund or its existing shareholders.

HOW TO REDEEM SHARES

  You may withdraw all or any portion of the amount in your account by redeeming your shares at any time. Redemption proceeds may be more or less than the purchase price of your shares depending on, among other factors, the market value of the investment securities held by the Fund at the time you redeem. Please note that purchases made by check cannot be redeemed until payment has been collected, which may take up to eight business days after purchase. You may redeem shares of the Funds by mail or telephone.

By Mail                        Send your redemption request to:

                                       Hansberger Institutional Series
                                       c/o Chase Global Funds Services
                                       Company
                                       P.O. Box 2973
                                       73 Tremont Street
                                       Boston, MA 02208

                               "Good order" means that your redemption request includes the following documentation:

                               .  A letter of instruction or a stock
                                  assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered.

                               .  Any required signature guarantees (see
                                  "Further Redemption Information" below).

                               .  Other supporting legal documents, if
                                  required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

                               If you are uncertain of requirements for redemption of your shares, consult with a representative of the Trust.

By Telephone
                               If you have telephone transaction privileges, you can request a redemption of your shares by calling the Fund prior to 4:00 P.M. Eastern Time, to receive that day's closing net asset value; redemption proceeds will be mailed to you or wired to your bank. When placing a redemption order by telephone, you should have ready the name and address on your account and the account number from which you want to redeem shares, and your Social Security or Tax I.D. number; additional personal identification information may also be required. If you experience difficulty placing a redemption order by telephone, you may send your request by regular or express mail and it will be effective at the net asset value next determined after it is received in good order. The Fund's and the Transfer Agent's liability for fraudulent or unauthorized telephone redemption requests may be limited. See "SHAREHOLDER SERVICES--Telephone Transaction
                               Privilege."

                               To change a bank or bank account designated to receive your redemption proceeds by wire, you must send a written request to the Fund at the address above. Each shareholder must sign any request to change the bank or bank account, and each signature must be guaranteed.

FURTHER REDEMPTION INFORMATION

  Normally the Funds make payment for all shares redeemed within one business day after receiving the request in good order; payment may be delayed, but not for more than seven days, except in the case of redemptions of shares purchased by check, as discussed above. A Fund may suspend redemptions or postpone the effective date of redemptions at times when the NYSE is closed, or under any emergency circumstances as determined by the SEC.

  Each Fund may, although it does not intend to do so under normal circumstances, pay redemption proceeds in whole or in part by a distribution in kind of securities held in its portfolio, in conformity with applicable SEC rules.

  Due to the relatively high cost of maintaining smaller accounts, the Trust reserves the right to redeem all of your shares if your redemptions cause your account value to drop below the minimum required investment. The Trust will not redeem an account whose value has dropped solely because of market reductions in net asset value. If at any time your account value does not equal or exceed the required minimum, you may be notified of this fact. You will be allowed at least 60 days to add to your investment before any involuntary redemption is processed.

  To protect your account, the Trust and its agents from fraud, signature guarantees are required for certain redemptions to verify the identity of the person who has authorized a redemption from your account. A signature guarantee is not required for redemptions of $50,000 or less, requested by and payable to all Shareholders of record. Please contact the Trust for further information. See "ADDITIONAL SHAREHOLDER INFORMATION" in the SAI.

                             SHAREHOLDER SERVICES

EXCHANGE PRIVILEGE

  You may exchange your shares of a Fund for shares of any other available Fund without charge once every six months. Call the Trust to find out what Funds are available. An exchange is treated as a redemption followed by a purchase, and is subject to all requirements that apply to redemptions and purchases. An exchange request will normally be effective at the net asset value next determined after it is received in "good order." An exchange will be considered a taxable event for shareholders subject to tax. Before you make an exchange, you should read the prospectus disclosure relating to the new Fund(s) in which you seek to invest. Shares of the new Fund(s) must be registered for sale in your state of residence for the exchange privilege to be available.

  You may exchange shares by mail and, if you have telephone transaction privileges, by telephone. See "Telephone Transaction Privilege."

By Mail                        Send your exchange request to:

                                       Hansberger Institutional Series
                                       c/o Chase Global Funds Services
                                       Company
                                       P.O. Box 2973
                                       73 Tremont Street
                                       Boston, MA 02208

                               Your exchange request must be in "good order" (see "How To Redeem Shares--By Mail" above), and must also include the name of the new Fund(s) into which you wish to exchange your shares.

By Telephone                   If you have telephone transaction privileges,
                               you may exchange shares by calling the Trust.
                               You should have ready the account name and address and the account number of the Fund account from which you intend to exchange shares, the name of the Fund into which you intend to exchange shares, and your Social
                               Security or Tax I.D. number; additional
                               personal identification information may also be required. If you experience difficulty placing an exchange order by telephone, you may send your request by regular or express mail and it will be effective at the net asset value next determined after it is received in good order.
                               The Trust's and the Transfer Agent's liability for fraudulent or unauthorized telephone transactions may be limited. See "Telephone
                               Transaction Privilege."

In order to prevent abuse of the exchange privilege to the disadvantage of other shareholders, the Trust reserves the right to terminate the exchange privilege of any shareholder at the Trust's sole discretion.

PURCHASES OR EXCHANGES BY TIMING ACCOUNTS

  Market timing or allocation services ("Timing Accounts") generally include accounts administered so as to redeem or purchase Shares based upon certain predetermined market indicators. The Trust reserves the right to temporarily or permanently terminate the exchange privilege or reject any specific purchase order for any Timing Account or any person whose transactions seem to follow a timing pattern. In addition, the Trust reserves the right to refuse the purchase side of a redemption and purchase request by any Timing Account, person, or group if, in the Adviser's judgement, a Fund would be unable to invest effectively in accordance with its investment objectives and policies, or would otherwise potentially be adversely affected. A Shareholder's exchanges into a Fund may be restricted or refused if a Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges, purchases and redemptions that coincides with a "market timing" strategy may be disruptive to a Fund and therefore may be refused.

TELEPHONE TRANSACTION PRIVILEGE

  When you open your account, you may elect to have telephone transaction privileges by completing the "Telephone Transaction" section of the Account Registration Form. You may have telephone access to certain information regarding your account, such as your current share value, even if you do not want the ability to make transactions by telephone.

  During periods of drastic economic or market changes, telephone redemption and exchange options may be difficult to implement, and you may need to send your requests by mail.

  The Funds and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include requiring you to provide certain personal identification information when you open your account and prior to effecting each transaction requested by telephone. In addition, all telephone transaction requests will be recorded and you may be required to provide additional written instructions by facsimile. Neither the Funds nor the Transfer Agent will be responsible for any loss, liability, cost or expense for following instructions received by telephone that either of them reasonably believes to be genuine. The Fund or the Transfer agent may be liable for any losses due to unauthorized or fraudulent instructions in the event reasonable procedures are not followed.

TRANSFER OF REGISTRATION

  You may transfer registration of any of your shares in a Fund to another person by writing to the Transfer Agent at Hansberger Institutional Series, c/o Chase Global Fund Services Company, 73 Tremont Street, Boston, MA 02108-3913. Your written request must be in "good order" before any transfer can be effective. For a description of "good order," see "How to Redeem Shares--By Mail" above.

                            MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

  The Board of Trustees decides upon matters of general policy and reviews the actions of each Fund's Adviser and Administrator. The officers of the Trust conduct and supervise its daily business operations. See "TRUSTEES AND OFFICERS OF THE TRUST" in the SAI.

INVESTMENT ADVISER

  Hansberger Global Investors is the Investment Adviser to the Trust. The Adviser, with principal offices at 515 East Las Olas Blvd., Suite 1300, Fort Lauderdale, Florida, 33301, conducts a worldwide portfolio management business that provides a broad range of portfolio management services to customers in the United States and abroad. See "INVESTMENT ADVISER" in the SAI.

  The Adviser provides each Fund with investment advice and portfolio management services pursuant to an Investment Advisory Agreement (the "Advisory Agreement"), and, subject to the supervision of the Board of Trustees, makes each Fund's day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages each Fund's investments. Under the terms of its Advisory Agreement, each Fund pays the Adviser a monthly advisory fee, accrued daily based on the Fund's average daily net assets, at the annual rates set forth in the table below. Because each Fund invests internationally, these advisory fees are higher than those of most investment companies, but the Adviser believes the fees are comparable to those of investment companies with similar objectives and policies.

         FUND                                                      ADVISORY FEE
         ----                                                      ------------
     International Fund...........................................     0.75%
     Emerging Markets Fund........................................     1.00%
     Foreign Small Cap Fund.......................................     0.90%
     All Countries Fund SM........................................     0.75%

  The Adviser also advises Hansberger Global Fund PLC, an investment company offered and sold offshore. This is relevant because Hansberger Global Fund PLC is the only comparable account managed by the Adviser with substantially similar investment objectives, policies and strategies as the Emerging Markets Fund. Hansberger Global Fund PLC reported an average annual total return for the one year period ended September 30, 1996 of 29.00%, and for the period from the beginning of its operations, December 31, 1994 to September 30, 1996, of 16.60%.* Of course, past performance is not necessarily indicative of future performance.

PORTFOLIO MANAGERS

  THOMAS L. HANSBERGER is the Chairman and Chief Executive Officer of the Adviser and the Trust. Before forming the Adviser, Mr. Hansberger had served as Chairman, President and Chief Executive Officer of Templeton Worldwide, Inc, the parent holding company of the Templeton group of companies. While at Templeton, Mr. Hansberger served as director of research and was an officer, director or primary portfolio manager for several Templeton Mutual Funds. He is the lead manager for the All Countries Fund SM.

  JAMES E. CHANEY joined the Adviser in 1996 as Chief Investment Officer and is primarily responsible for the day to day management of the International Fund. Prior to joining the Adviser, he was Executive Vice President for Templeton Worldwide and a senior member of its Portfolio Management/Strategy Committee. While at Templeton, Mr. Chaney managed numerous accounts, including the $2.5 billion Templeton Institutional Funds Inc. Foreign Equity Series. The Templeton Institutional Funds Inc. Foreign Equity Series reported an average annual total return of 16.89% for the one year period ended June 30, 1996, and 13.59% for the period of
--------
* Chase Global Funds Services--Dublin, Performance data was calculated using the SEC standardized method of calculating average annual total return. See "PERFORMANCE INFORMATION" in the SAI.

Mr. Chaney's tenure as portfolio manager, October 1, 1993 to June 30, 1996.** This is relevant because the Templeton Institutional Funds Inc. Foreign Equity Series was the only comparable account managed by Mr. Chaney with substantially similar investment objectives, policies and strategies as the International Fund. Of course, past performance is not necessarily indicative of future performance.

  WILKIN W. TAI joined the Adviser in 1996 as a portfolio manager and research analyst. He is director of emerging markets research and has primary responsibility for coverage of the Asian markets. Prior to joining the Adviser, Mr. Tai was a portfolio manager for G.T. Management and, prior to that, was a portfolio manager and research analyst for Templeton Investment Management in Singapore. He is the lead manager for the Emerging Markets Fund and a member of the team that manages Foreign Small Cap Fund.

  LAURETTA (RETZ) REEVES joined the Adviser in 1996 as a portfolio manager and Managing Director. Prior to joining the Adviser she was Senior Vice President of Templeton Worldwide in the research and portfolio management group with primary responsibility for numerous industries and countries, including global chemicals and European banks. Ms. Reeves is the lead manager for the Foreign Small Cap Fund.

  FRANCISCO ALZURU joined the Adviser in 1994 as a portfolio manager and research analyst, specializing in Latin America. Prior to joining the Adviser, he worked at Vestcorp Partners as their Latin American analyst. Mr. Alzuru is a member of the team that manages Foreign Small Cap Fund and assists in the management of All Countries Fund SM.

  VLADIMIR TYURENKOV joined the Adviser in 1995 as Managing Director of Eastern Europe and Russia. Prior to joining the Adviser, he spent several years working for the Russian Government and worked extensively on the Pepperdine University Russian Conversion and Privatization Program. Mr. Tyurenkov is a member of the team that manages Foreign Small Cap Fund.

  CHARLES F. GULDEN joined the Adviser in 1996 as a portfolio manager and Managing Director. Prior to joining the Adviser, he was Vice President and Director of Templeton Worldwide in the research and portfolio management group with primary research responsibility for global health care services and agricultural chemical sectors. Mr. Gulden assists in the management of All Countries Fund SM.

ADMINISTRATOR AND TRANSFER AGENT

  Chase Global Funds Services Company, a subsidiary of The Chase Manhattan Bank, 73 Tremont Street, Boston MA 02108-3913, (the "Administrator" or "Transfer Agent") provides administrative services to the Fund pursuant to an Administration Agreement (the "Administration Agreement"). Services provided under the Administration Agreement are subject to supervision by officers of the Trust and the Board of Trustees, and include day-to-day administration of matters related to the existence of the Fund, maintenance of its records, preparation of reports, supervision of the Fund's arrangements with its custodian, and assistance in preparing the Fund's registration statements under federal and state laws. Also under the Administration Agreement, the Administrator (through its agents) provides dividend disbursing and transfer agent services to the Fund. For additional information regarding the Administration Agreement, see "TRANSFER AGENT AND DIVIDEND- DISBURSING AGENT" in the SAI. For its services under the Administration Agreement, the Trust pays the Administrator a monthly fee in proportion to the Funds combined average daily net assets at the following annual rate: 0.12% of the first $500 million in average daily net assets, 0.08% for the next $500 million, and 0.06 for average net assets over $1 billion.

EXPENSES

  Each Fund is responsible for payment of certain other fees and expenses (including legal fees, accountant's fees, custodial fees and printing and mailing costs) specified in the Advisory and Administration Agreements. Each Fund will also bear a portion of its operating costs, including amortized organizational costs.
--------
** Morningstar Principia(TM) for Mutual Funds (July 1996). Performance data was calculated using the SEC standardized method of calculating average annual total return. See "PERFORMANCE INFORMATION" in the SAI.

                              VALUATION OF SHARES

  The net asset value per share of a Fund is determined by dividing the total market value of the Fund's investments and other assets, less any liabilities, by the total number of the Fund's outstanding shares. Net asset value per share is determined as of the regular close of the NYSE on each day that the NYSE is open for business. Price information on listed securities is taken from the exchange where the security is primarily traded. Securities listed on a U.S. securities exchange for which market quotations are available are valued at the last quoted sale price on the day the valuation is made. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are not readily available are valued at a price within a range not exceeding the current asked price nor less than the current bid price. The current bid and asked prices are determined based on the average bid and asked prices quoted on such valuation date by reputable brokers.

  Bonds and other fixed income securities are valued according to the broadest and most representative market, which will ordinarily be the over-the-counter market. Net asset value includes interest on fixed income securities, which is accrued daily. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service are determined without regard to bid or last sale prices but take into account institutional size trading in similar groups of securities and any developments related to the specific securities. Securities not priced in this manner are valued at the most recently quoted bid price, or, when securities exchange valuations are used, at the latest quoted sale price on the day of valuation. If there is no such reported sale, the latest quoted bid price will be used. Securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. In the event that amortized cost does not approximate market value, market prices as determined above will be used.

  The value of other assets and securities for which no quotations are readily available (including restricted and unlisted foreign securities) and those securities for which it is inappropriate to determine the prices in accordance with the above-stated procedures are determined in good faith using methods determined by the Board of Trustees. For purposes of calculating net asset value per share, all assets and liabilities initially expressed in foreign currencies will be translated into U.S. dollars at the mean of the bid price and asked price for such currencies against the U.S. dollar last quoted by any major bank.

                            PERFORMANCE INFORMATION

  Each Fund may advertise its "total return," which shows what an investment in the Fund would have earned over a specified period of time (such as one, five or ten years) assuming that all distributions and dividends by the Fund were reinvested on the reinvestment dates during the period. Total return does not take into account any federal or state income taxes that may be payable on dividends and distributions or on redemption. The Funds may also include comparative performance information in advertising or marketing a Fund's shares, including data from Lipper Analytical Services, Inc., other industry publications, business periodicals, rating services and market indices.

                   DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

  All income dividends and capital gains distributions will automatically be reinvested in additional shares at net asset value unless the shareholder has elected to receive income dividends and capital gains distributions in cash. A shareholder may make this election by providing written notice to the Fund or by checking off the appropriate box in the Distribution Option Section on the Account Registration Form.

  Each Fund expects to distribute substantially all of its net investment income in the form of dividends at least annually. Net capital gains, if any, will be distributed annually.

  Undistributed net investment income is included in a Fund's net assets for the purpose of calculating net asset value per share. Therefore, on the "ex-dividend" date, the net asset value per share excludes the dividend (i.e., is reduced by the per share amount of the dividend). Dividends paid shortly after the purchase of shares by an investor, although in effect a return of capital, are taxable to shareholders subject to income tax.

                                     TAXES

  The following summary of United States federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial, or administrative action.

  No attempt has been made to present a detailed explanation of the federal, state, or local income tax treatment of a Fund or its shareholders. Accordingly, shareholders are urged to consult their tax advisers regarding specific questions as to federal, state and local income taxes.

  Each Fund is treated as a separate entity for federal income tax purposes. Each Fund intends to qualify for the special tax treatment afforded regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), so that each Fund will be relieved of federal income tax on that part of its net investment income and net capital gain (the excess of net long-term capital gain over net short-term capital loss) that is distributed to shareholders.

  Each Fund distributes substantially all of its net investment income (including, for this purpose, net short-term capital gain) to shareholders. Dividends from a Fund's net investment income are taxable to shareholders as ordinary income, whether received in cash or in additional shares. Such dividends paid by a Fund will generally qualify for the 70% dividends-received deduction for corporate shareholders only to the extent of the aggregate qualifying dividend income received by the Fund from U.S. corporations. Each Fund will report annually to its shareholders the amount of dividend income qualifying for such treatment.

  Distributions of net capital gain are taxable to shareholders as long-term capital gain, regardless of how long shareholders have held their shares. Each Fund sends reports annually to its shareholders of the federal income tax status of all distributions made during the preceding year.

  Each Fund intends to make sufficient distributions or deemed distributions of its ordinary income and capital gain net income (the excess of short-term and long-term capital gains over short-term and long-term capital losses), including any available capital loss carryforwards, prior to the end of each calendar year to avoid liability for federal excise tax.

  Dividends and other distributions declared by a Fund in October, November or December of any year and payable to shareholders of record on a date in such month will be deemed to have been paid by the Fund and received by the shareholders on the last day of that year if the distributions are paid by the Fund at any time during the following January.

  The sale or redemption of shares may result in taxable gain or loss to the redeeming shareholder, depending upon whether the fair market value of the redemption proceeds exceeds or is less than the Shareholder's adjusted basis in the redeemed shares. If capital gain distributions have been made in respect of shares that are sold at a loss after being held for six months or less, then the loss is treated as a long-term capital loss to the extent of the capital gain distributions.

  Shareholders are urged to consult with their tax advisors concerning the application of state and local income taxes to investments in a Fund, which may differ from the federal income tax consequences described above.

  Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. Information on taxation of a Fund by certain foreign countries is set out in the SAI. To the extent that a Fund is liable for foreign income taxes so withheld, the Fund intends to operate so as to meet the requirements of the Code to pass through to the shareholders credit for foreign income taxes paid. Although each Fund intends to meet Code requirements to pass through credit for such taxes, there can be no assurance that each Fund will be able to do so.

  A Fund may be required to withhold Federal income tax at the rate of 31% of all taxable distributions (including redemptions) paid to Shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications or where the Fund or the Shareholder has been notified by the Internal Revenue Service that the Shareholder is subject to backup withholding. Corporate Shareholders and certain other Shareholders specified in the Code are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the Shareholders' Federal income tax liability.

  THE TAX DISCUSSION SET FORTH ABOVE IS INCLUDED HERETO FOR GENERAL INFORMATION ONLY. PROSPECTIVE INVESTORS SHOULD CONSULT THEIR OWN TAX ADVISERS ABOUT THE TAX CONSEQUENCES TO THEM OF AN INVESTMENT IN THE FUNDS.

                            PORTFOLIO TRANSACTIONS

  Each Fund's Advisory Agreement authorizes the Adviser to select the brokers or dealers that will execute the purchases and sales of investment securities for the Fund and directs the Adviser to use its best efforts to obtain the best available price and most favorable execution on all transactions for the Fund. Each Fund has authorized the Adviser to pay higher commissions in recognition of brokerage services which, in the opinion of the Adviser, are necessary for the achievement of better execution, provided the Adviser believes this to be in the best interest of the Fund.

  Since shares of the Funds are not marketed through intermediary brokers or dealers, it is not the Fund's practice to allocate brokerage or principal business on the basis of sales of shares which may be made through such firms. However, the Adviser may place portfolio orders with qualified broker-dealers who recommend the Funds or who act as agents in the purchase of shares of the Funds for their clients.

  In purchasing and selling securities for a Fund, it is the Fund's policy to seek to obtain quality execution at the most favorable prices, through responsible broker-dealers. In selecting broker-dealers to execute the securities transactions for a Fund, consideration will be given to such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution and operational capabilities of competing broker-dealers, and the brokerage and research services which they provide to the Fund. Some securities considered for investment by the Fund may also be appropriate for other clients served by the Adviser. If purchase or sale of securities consistent with the investment policies of the Fund and one or more of these other clients served by the Adviser is considered at or about the same time, transactions in such securities will be allocated among the Fund and such other clients in a manner deemed fair and reasonable by the Adviser. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser, and the results of such allocations, are subject to periodic review by the Board of Trustees.

                              GENERAL INFORMATION

ORGANIZATION OF THE TRUST AND THE FUNDS; DESCRIPTION OF SHARES

  The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated July 25, 1996. The Declaration of Trust permits the Trust to issue an indefinite number of units of beneficial interest ("shares"), with or without par value.

  The Trust may issue shares in any number of "series"; each series of the Trust is a separate portfolio and functions as a separate mutual fund, although the Funds would share a common board of trustees, and may share an adviser, administrator, transfer agent, or custodian. All consideration received by the Trust for shares of any series, and all assets of that series, belong only to that series and are subject to that series' liabilities. The Funds are currently the only series of the Trust. Each Fund currently offers only one class of shares. The trustees may, however, create and issue additional series of shares and may create and issue shares of additional classes of one or more series.

  Except as described below, the shares of each Fund, when issued, will be fully paid, non-assessable, fully transferable and redeemable at the option of the holder. The shares have no preference as to conversion, exchange, dividends, retirement or other features and have no preemptive rights. Each share entitles the shareholder of record to one vote. All shareholders of a Fund may vote as a single class on each matter presented to shareholders for action except with respect to any matter that affects one or more series or class solely or in a manner different from others, in which case the shares of the affected series or class are entitled to vote separately. The shares of the Trust have non-cumulative rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. Persons or organizations owning 25% or more of the outstanding shares of a Fund may be presumed to "control" (as defined in the 1940 Act) the Fund.

  The Trust is not required to hold annual shareholder meetings; shareholder meetings will be held from time to time for the election of Trustees under certain circumstances, or to seek approval for changes to the operations of the Trust or a Fund. A Trustee may be removed from office by the remaining Trustees, or by the shareholders at a special meeting called on the written request of shareholders owning at least 10% of the Trust's outstanding shares.

REPORTS AND STATEMENTS TO SHAREHOLDERS

  Each Fund's fiscal year ends on December 31st of each year. Each Fund will send annual, semi-annual, and quarterly reports to its shareholders; the financial statements appearing in annual reports are audited by the Trust's independent accountants.

CUSTODIAN

  The Chase Manhattan Bank serves as each Fund's custodian. For more information on the custodians see "CUSTODIAN" in the SAI.

INDEPENDENT ACCOUNTANTS

  Arthur Andersen LLP, One International Place, Boston, Massachusetts 02110, serves as independent accountants for the Trust and audits its annual financial statements.

--------------------------------------------------------------------------------
                      Internet e-mail:info@hansberger.com
    DRAGON LOGO
     HANSBERGER
       GLOBAL
     INVESTORS
                    HEAD OFFICE
                    515 E. Las Olas
                    Blvd.
                    Fort Lauderdale, FL
                    33301
                    Tel.: 954-522-5150
                    Fax: 954-522-3557
                                        HONG KONG OFFICE
                                        Suite 1901, Kinwick
                                        Centre
                                        32-36 Hollywood
                                        Road, Central Hong
                                        Kong
                                        Phone: 011-452-
                                        2454-6000
                                        Fax: 011-852-2534-
                                        9000
                                                             MOSCOW OFFICE
                                                             Inter-Lott 20/6
                                                             Kuznetsky Most
                                                             Moscow 103897
                                                             Russia
                                                             Phone: 011-7-095-
                                                             924-17-96
                                                             Fax: 011-7-095-
                                                             925-12-23

                      STATEMENT OF ADDITIONAL INFORMATION

                               LOGO APPEARS HERE

                        HANSBERGER INSTITUTIONAL SERIES

                          515 East Las Olas Boulevard
                                   Suite 1300
                         Fort Lauderdale, Florida 33301
                           Telephone No. 954-522-5150


     Hansberger Institutional Series (the "Trust") is an open-end management investment company currently consisting of four series, INTERNATIONAL FUND, EMERGING MARKETS FUND, FOREIGN SMALL CAP FUND AND ALL COUNTRIES FUND" (each individually referred to as a "Fund" or collectively referred to as the "Funds"), each of which is described in this Statement of Additional Information. The investment adviser of each Fund is Hansberger Global Investors, Inc. (the "Adviser").

     This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the prospectus offering shares of the Trust dated October 18, 1996, as it may be amended or supplemented from time to time (the "Prospectus"). A copy of the Prospectus may be obtained without charge by writing to, or calling, the Trust at the address and telephone number listed above.


      This Statement of Additional Information is dated October 18, 1996.

TABLE OF CONTENTS                                               PAGE
INVESTMENT POLICIES AND TECHNIQUES..............................  3
     Illiquid and Restricted Securities.........................  3
     Short Sales................................................  3
     Warrants...................................................  4
     Debt Obligations...........................................  4
     High Risk Debt Securities..................................  5
     Lending of Portfolio Securities............................  6
     Depositary Receipts........................................  7
     Derivative Instruments.....................................  7
     Forward Currency Contracts................................. 12
     Foreign Currency Transactions.............................. 13
     When-Issued Securities..................................... 13
     Foreign Investment Companies............................... 14
     Repurchase Agreements...................................... 14
     Borrowing.................................................. 15
     Mortgage Dollar Rolls and Reverse Repurchase Agreements.... 15
INVESTMENT RESTRICTIONS......................................... 15
TRUSTEES AND OFFICERS OF THE TRUST.............................. 17
PRINCIPAL SHAREHOLDERS.......................................... 19
INVESTMENT ADVISER.............................................. 19
FUND TRANSACTIONS AND BROKERAGE................................. 20
CUSTODIAN....................................................... 22
TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT.................... 23
TAXES........................................................... 23
DETERMINATION OF NET ASSET VALUE................................ 26
ADDITIONAL SHAREHOLDER INFORMATION.............................. 26
ORGANIZATION OF THE TRUST AND THE FUNDS......................... 27
PERFORMANCE INFORMATION......................................... 27
GENERAL INFORMATION............................................. 31
INDEPENDENT ACCOUNTANTS......................................... 32
LEGAL COUNSEL................................................... 32
FINANCIAL STATEMENTS............................................ 32
Appendix of Ratings.............................................A-1
                          ----------------

     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS STATEMENT OF ADDITIONAL INFORMATION AND THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MAY NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST.

     THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE AN OFFER TO SELL SECURITIES.

                      INVESTMENT POLICIES AND TECHNIQUES

     The following information supplements the discussion of each Fund's investment objectives, policies and techniques that are described in detail in the Prospectus under the caption "Investment Objectives and Policies". Capitalized terms not defined herein are defined in the Prospectus.

ILLIQUID AND RESTRICTED SECURITIES

     Certain securities exempt, or issued in transactions exempt, from registration under the 1933 Act, including 144A Securities, may be considered illiquid. The Board of Trustees is responsible for determining, to the extent permissible under the federal securities laws, which securities are illiquid; the Board has delegated this responsibility to the Adviser, who will make the day-to-day determinations of the liquidity of securities. The Board retains oversight and ultimate responsibility for these determinations. Although no definitive liquidity criteria are used, the Board of Trustees has directed the Adviser to examine factors such as (i) the nature of the market (including the institutional private resale market) for a security, (ii) the terms of certain instruments permitting disposition to the issuer thereof or a third party (e.g., certain repurchase obligations and demand instruments), (iii) availability of market quotations (e.g., for securities quoted in PORTAL system), and (iv) other permissible relevant factors.

     Restricted Securities may be sold only in privately negotiated transactions or in a public offering under an effective registration statement under the 1933 Act. If registration becomes necessary, the Fund may have to pay all or part of the registration costs; in addition, considerable time may elapse between the Fund's decision to sell and the time it may be permitted to sell a security under an effective registration statement. If adverse market conditions developed during such a period, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted Securities will be priced at fair value, determined in good faith by the Board of Trustees.

     If, through appreciation of Restricted Securities or depreciation of other securities, a Fund finds that more than 15% of its net assets are invested in illiquid securities, including illiquid Restricted Securities, it will take such steps, if any, as the Trustees deem advisable to protect liquidity.

     Each Fund may sell OTC options and may need to segregate assets or cover its obligations as writer of such options. Assets used as cover for OTC options written by a Fund will be considered illiquid unless such options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure will be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the OTC option.

SHORT SALES

     When a Fund sells short, it borrows the securities that it needs to deliver to the buyer. The Fund must arrange through a broker to borrow these securities and will become obligated to replace the borrowed securities at whatever their market price may be at the time of replacement. The Fund may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.

     A Fund's obligation to replace the securities borrowed in connection with a short sale will be secured. The proceeds a Fund receives from the short sale will be held on behalf of the broker until the Fund replaces the borrowed securities, and the Fund will deposit collateral with the broker; this collateral will consist of cash or liquid, high grade debt obligations. In addition, the Fund will deposit collateral in a segregated account with the Custodian; this collateral will consist of cash or liquid, high grade debt obligations equal to any difference between the market value of (1) the securities sold at the time they were sold short and (2) any collateral deposited with the broker in connection with the short sale (not including the proceeds of the short sale).

     Each Fund may sell securities short against the box to hedge unrealized gains on portfolio securities. If a Fund sells securities short against the box, it may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises.


WARRANTS

     Each Fund may buy warrants, which give the holder the right, but not the obligation, to buy stock of an issuer ("underlying stock") at a given price (usually higher than the price of the underlying stock when the warrant is issued) prior to a specified expiration date or perpetually. Warrants may trade separately or in connection with the acquisition of securities. A Fund will not purchase warrants, valued at the lower of cost or market value, in excess of 5% of the Fund's net assets; this limit includes warrants that are not listed on any stock exchange, and such warrants are limited to 2% of the Fund's net assets. Warrants acquired by a Fund in units or attached to securities are not subject to these limits. Warrants do not carry dividend or voting rights on the underlying stock, and do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other investments. A warrant's value does not necessarily change with the value of the underlying stock. A warrant ceases to have value if it expires unexercised.

DEBT OBLIGATIONS: GENERAL

     Each Fund may invest in debt obligations. Issuers of debt obligations are contractually obliged to pay interest at a specified rate on specified dates and to repay principal on a specified maturity date. Certain debt obligations (usually intermediate- and long-term bonds) allow the issuer to redeem or "call" a bond before its maturity. Issuers are most likely to call debt when interest rates are falling.

     PRICE VOLATILITY.  The market value of debt generally varies inversely to
     ----------------
changes in interest rates; when interest rates decline, a debt obligation's price usually rises, and when interest rates rise, a debt obligation's price usually declines.

     MATURITY.  In general, the longer the maturity of a debt obligation, the
     --------
higher its yield and the more sensitive it is to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability. "Commercial paper" is generally considered the shortest form of debt, and "bond" generally refers to securities with maturities over two years. Bonds with maturities of three years or less are considered short-term, bonds with maturities between three and seven years are considered intermediate-term, and bonds with maturities greater than seven years are considered long-term.

     CREDIT QUALITY.  The value of debt may also be affected by changes in the
     --------------
issuer's credit rating or financial condition. Lower quality ratings indicate a higher degree of risk as to payment of interest and return of principal. To compensate investors for taking on increased risk, issuers considered less creditworthy generally must offer investors higher interest rates than issuers with better credit ratings.

     In conducting its credit research and analysis, the Adviser considers both qualitative and quantitative factors to evaluate creditworthiness of individual issuers. The Adviser also relies, in part, on credit ratings compiled by a number of rating organizations. See the Ratings Appendix.

HIGH RISK DEBT SECURITIES ("JUNK BONDS")

     Each Fund may invest up to 20% of its net assets in non-investment grade debt securities. Debt securities rated below Baa by Moody's or BBB by S&P, or of comparable quality, are considered below investment grade. Non-investment grade debt securities ("high risk debt securities") may include (i) debt not in default but rated as low as C by Moody's, S&P, or Fitch Investors Service, Inc. ("Fitch"), CC by Thomson BankWatch ("TBW") or ICBA, or CCC by Duff & Phelps, Inc. ("D&P"); (ii) commercial paper rated as low as C (or D if in default) by S&P, Not Prime by Moody's, F-S (or D if in default) by Fitch, Duff 4 (or Duff 5 if in default) by Duff, TBW-4 by TBW, or D by ICBA; and (iii) unrated debt securities of comparable quality. Each Fund may also buy debt in default (rated D by S&P or TBW or Fitch, C by ICBA, DD by Duff, or of comparable quality) and commercial paper in default (rated D by S&P or Fitch, Not Prime by Moody's, Duff 5 by Duff, TBW-4 by TBW, D by ICBA, or of comparable quality). Such securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of (or actual) default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. See the Ratings Appendix for a description of ratings.

     The market for high risk debt securities is relatively new and its growth has paralleled a long economic expansion. It is not clear how this market would withstand a prolonged recession or economic downturn, which could severely disrupt this market and adversely affect the value of such securities.

     Market values of high risk debt securities tend to reflect individual corporate developments to a greater extent, and tend to be more sensitive to economic conditions, than do higher rated securities. As a result, high risk debt securities generally involve more credit risks than higher rated debt. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high risk debt may experience financial stress and may not have sufficient revenues to meet their payment obligations. An issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, its own inability to meet specific projected business forecasts, or unavailability of additional financing. The risk of loss due to default by an issuer is significantly greater for high risk debt than for higher rated debt because the high risk debt is generally unsecured and often subordinated.

     If the issuer of high risk debt defaulted, the Fund might incur additional expenses in seeking recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in a Fund's net asset value.

     If a Fund invested in high risk debt experiences unexpected net redemptions in a rising interest rate market, it may be forced to liquidate a portion of its portfolio without regard to their investment merits. Due to the limited liquidity of high risk debt securities, the Fund may be forced to liquidate these securities at a substantial discount. Any such liquidation would reduce the Fund's asset base over which expenses could be allocated and could result in a reduced rate of return for the Fund.

     PAYMENT EXPECTATIONS.   During periods of falling interest rates, issuers
     --------------------
of high risk debt securities that contain redemption, call or prepayment provisions are likely to redeem or repay the securities and refinance with other debt at a lower interest rate. If a Fund holds debt securities that are refinanced or otherwise redeemed, it may have to replace the securities with a lower yielding security, which would result in a lower return.

     CREDIT RATINGS.  Credit ratings evaluate safety of principal and interest
     --------------
payments, but do not evaluate the market value risk of high risk securities and, therefore, may not fully reflect the true risks of an investment. In addition, rating agencies may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in high risk securities will depend more heavily on the Adviser's credit analysis than investment-grade debt securities. The Adviser will monitor each Fund's investments and evaluate whether to dispose of or retain high risk securities whose credit quality may have changed.

     LIQUIDITY AND VALUATION.  A Fund may have difficulty disposing of certain
     -----------------------
high risk securities with a thin trading market. Not all dealers maintain markets in all these securities, and for many such securities there is no established retail secondary market. The Adviser anticipates that such securities may be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as that for higher-rated securities; a lack of a liquid secondary market may adversely affect the market price of a security, which may in turn affect a Fund's net asset value and ability to dispose of particular securities in order to meet liquidity needs or to respond to a specific economic event, or may make it difficult for the Fund to obtain accurate market quotations for valuation purposes. Market quotations on many high risk securities may be available only from a limited number of dealers and may not necessarily represent firm bids or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly, and adverse publicity and investor perceptions (whether or not based on fundamental analysis) may decrease the value and liquidity of a high risk security.

     LEGISLATION.  Legislation has from time to time been or may be proposed
     -----------
that is designed to limit the use of certain high risk debt. It is not possible to predict the effect of such legislation on the market for high risk debt. However, any legislation that may be proposed or enacted could have a material adverse effect on the value of these securities, the existence of a secondary trading market for the securities and, as a result, a Fund's net asset values.

LENDING OF PORTFOLIO SECURITIES

     Each Fund may lend portfolio securities to qualified borrowers. In determining whether to lend securities to a particular investor, the Adviser will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the borrower's creditworthiness. The borrower must maintain collateral with the Custodian, either in cash, money market instruments, or a letter of credit, in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends or other income, determined on a daily basis and adjusted accordingly.

     Each Fund will retain authority to terminate any loan of its portfolio securities at any time. A Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay the borrower or placing broker a negotiated portion of the interest earned on cash or money market instruments held as collateral. On any loan, a Fund will receive reasonable interest or a flat fee from the borrower and amounts equivalent to any dividends, interest or other distributions on the securities loaned. The Fund will retain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights and rights to dividends, interest or other distributions, when retaining such rights is considered to be in the Fund's interest.

DEPOSITARY RECEIPTS

     Generally, ADRs are issued in registered form, denominated in U.S. dollars, and designed for use in the U.S. securities markets. Other Depositary Receipts may be issued in bearer form and denominated in other currencies, and are generally designed for use in securities markets outside the U.S. ADR facilities include American Depositary Shares and New York Shares, and may be established as either "unsponsored" or "sponsored." While the two types of ADR facilities are similar, there are differences regarding ADR holders' rights and obligations and the practices of market participants. A depositary may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depositary requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored ADRs generally bear all the costs of the ADR facility. The depositary usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distribution, and the performance of other services.
The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to ADR holders in respect of the underlying securities.

     Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that sponsored ADRs are established jointly by a depositary and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depositary and the ADR holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the ADR (such as dividend payment fees of the depositary), although ADR holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored ADRs agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the ADR holders at the underlying issuer's request.

DERIVATIVE INSTRUMENTS

     GENERAL DESCRIPTION.  Each Fund may invest in a variety of derivative
     -------------------
instruments, including options, futures contracts (sometimes referred to as "futures"), options on futures contacts, and forward contracts to hedge its other investments, or for risk management.

     The use of these instruments is subject to regulation by the SEC, options and futures exchanges upon which the instruments may be traded, the Commodity Futures Trading Commission ("CFTC") and state regulatory authorities. In addition, the Fund's ability to use these instruments will be limited by tax considerations.

     In addition to the investments and techniques described below and in the Prospectus, the Adviser may use additional instruments and other hedging techniques as they become available, to the extent that they are consistent with a Fund's investment limitations and applicable regulation.

     SPECIAL RISKS OF THESE INSTRUMENTS.  Derivative instruments present special
     ----------------------------------
considerations and risks. Risks pertaining to particular individual instruments are described in following sections.

     First, successful use of these instruments depends on the Adviser's ability to predict movements in the overall securities and currency markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed.

     Second, correlation between the price movements of a hedging instrument and the price movements of the investment being hedged may be imperfect or even non-existent. For example, if the value of an instrument used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Imperfect correlation could be due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of any hedge using instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the hedged investments.

     Third, while successful hedging strategies can reduce the risk of loss, they can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if a Fund entered into a short hedge because the Adviser projected a decline in the price of a portfolio security, but the price of that security increased, the Fund's gain from that increase could be offset by a decline in the price of the hedging instrument. Moreover, if the price of the hedging instrument declined by more then the increase in the price of the hedged security, the Fund could suffer a loss.

     Fourth, if a Fund is unable to close out its positions in derivative instruments, assets maintained as "cover" might be required to continue to be maintained until the hedge position expired or matured. The requirements might impair the Fund's ability to sell a portfolio security at an advantageous time. A Fund's ability to close out a position in an instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to the transaction to close out the position. There is no assurance that any hedging position can be closed out at a time and price favorable to the Fund.

     GENERAL LIMITATION ON CERTAIN DERIVATIVE TRANSACTIONS.  The Trust has filed
     -----------------------------------------------------
a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the CFTC and the National Futures Association, which regulate trading in the futures markets. Pursuant to Rule 4.5 of the regulations under the Commodity Exchange Act (the "CEA"), the notice of eligibility includes representations that a Fund will use futures contracts and related options solely for bona fide hedging purposes within the meaning of CFTC regulation, provided that a Fund may hold other positions in futures contracts and related options that do not qualify as a bona fide hedging position if the aggregate initial margin deposits and premiums required to establish these positions, less the amount by which any such options positions are "in the money," do not exceed 5% of the Fund's net assets. Adoption of these guidelines does not limit the percentage of the Fund's assets at-risk to 5%.

     In addition, (i) the aggregate value of securities underlying call options on securities written by a Fund or obligations underlying put options on securities written by a Fund determined as of the date of the options are written will not exceed 25% of the Fund's net assets, (ii) the aggregate premiums paid on all options purchase by a Fund and which are being held will not exceed 20% of the Fund's net assets; (iii) a Fund will not purchase put or call options, other than hedging positions, if, as a result thereof, more than 5% of its total assets would be so invested; and (iv) the aggregate margin deposit required on all futures and options on futures transactions being held will not exceed 5% of a Fund's total assets.

     Transactions using options (other than purchased options) expose a Fund to counterparty risk. To the extent required by SEC guidelines, each Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, other options, or futures or (2) cash and liquid high grade debt obligations with value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. Each Fund will also set aside cash and/or appropriate liquid assets in segregate custodial account if required to do so by the SEC and CFTC regulations. Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding option or futures contract is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of a Fund's assets to segregated accounts as a cover could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

     OPTIONS.  As described in the Prospectus, each Fund may write covered call
     -------
options and covered put options. As a matter of operating policy, the value of the underlying securities on which a Fund will write options will not, at any one time, exceed 5% of the Fund's total assets.

     For writing a call, a Fund will receive a premium, which increases the Fund's return on the underlying security in the event the option expires unexercised or is closed out at a profit; however, by writing the call, the Fund also limits its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for as long as the Fund's obligation as writer of the option continues. Thus, the Fund's total return when it is writing covered calls may be more or less than the total return would have been from its underlying securities had it not written the calls.

     Each Fund may sell puts to receive the premiums paid by purchasers and to close out long put positions. In addition, when the Adviser wishes to purchase a security at a price lower than its current market price, the Fund may write a covered put at an exercise price reflecting the lower purchase price sought.

     Each Fund may purchase calls to close out covered call positions or to protect against an increase in the price of a security it anticipates purchasing. Each Fund may purchase puts on securities that it holds only to protect itself against a decline in the value of those securities. If a Fund were to purchase a put on a security it holds, and the value of that underlying security were to fall below the exercise price of the put, in an amount greater than the premium paid for the option, the Fund would incur no additional loss. Each Fund may also purchase puts to close out written put positions in a manner similar to call option closing purchase transactions. There are no other limits on each Fund's ability to purchase call and put options.

     Each Fund may purchase or write put and call options on securities, indices and foreign currency, and enter into closing transactions with respect to such options to terminate an existing position. The purchase of call options serves as a long hedge, and the purchase of put options serves as a short hedge. Writing put or call options can enable the Fund to enhance income by reason of the premiums paid by the purchaser of such options. Writing call options serves as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security at less than its market value or will be obligated to purchase the security at a price greater than that at which the security must be sold under the option. All or a portion of any assets used as cover for OTC options written by the Fund would be considered illiquid to the extent described above under "Illiquid and Restricted Securities." Writing put options serves as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Fund will be obligated to purchase the security at more than its market value.

     The value of an option position will reflect, among other things, the historical price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, and general market conditions. Options that expire unexercised have no value. Options used by the Fund may include

European-style options, which are exercisable only at expiration. American-style options are exercisable at any time prior to the expiration date.

     A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize the profit or limit the loss on an option position prior to its exercise or expiration.

     Each Fund may purchase or write both exchange-traded and OTC options. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. OTC options are contracts between the Fund and the counterparty to the transaction (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a Fund purchases or writes an OTC option, it relies on the counterparty to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

     A Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. Each Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. Although a Fund will enter into OTC options only with counterparties that are expected to be capable of entering into closing transactions with the Fund, there is no assurance that the Fund will in fact be able to close out an OTC option at a favorable price prior to expiration. In the event of insolvency of the counterparty, the Fund might be unable to close out an OTC option position at any time prior to its expiration.

     If a Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because the Fund would be unable to sell the investment used as a cover for the written option until the option expires or is exercised.

     Each Fund may engage in options transactions on indices in much the same manner as the options on securities discussed above, except that index options may serve as a hedge against overall fluctuations in the securities markets in general.

     The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract the effectiveness of attempted hedging.

     FUTURES CONTRACTS.  Each Fund may enter into futures contracts, including
     -----------------
interest rate, index, and currency futures. Each Fund may also purchase put and call options, and write covered put and call options, on futures in which it is allowed to invest. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options in securities. A Fund's hedging may include purchases of futures as an offset against the effect of expected increases in securities prices or currency exchange rates and sales of futures as an offset against the effect of expected declines in securities prices or currency exchange rates. A Fund's futures transactions may be entered into for hedging purposes or risk management. Each Fund may also write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order to create synthetically a long futures contract position. Such options would have the same strike prices and expiration dates. A Fund will engage in this strategy only when the Adviser believes it is more advantageous to the Fund than is purchasing the futures contract.

     To the extent required by regulatory authorities, each Fund will only enter into futures contracts that are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading are regulated under the CEA by the CFTC. Although techniques other than sales and purchases of futures contracts could be used to reduce a Fund's exposure to market, currency, or interest rate fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost through using futures contracts.

     A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., debt security) or currency for a specified price at a designated date, time, and place. An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written. Transactions costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. A futures contract may be satisfied by delivery or purchase, as the case may be, of the instrument, the currency, or by payment of the change in the cash value of the index. More commonly, futures contracts are closed out prior to delivery by entering into an offsetting transaction in a matching futures contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If a Fund is not able to enter into an offsetting transaction, it will continue to be required to maintain the margin deposits on the futures contract.

     No price is paid by a Fund upon entering into a futures contract. Instead, at the inception of a futures contract, the Fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, "initial margin" consisting of cash, U.S. government securities or other liquid, high grade debt obligations, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

     Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund's obligations to or from a futures broker.

When the Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when a Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund does not have sufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. Purchasers and sellers of futures positions and options on futures can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. Each Fund intends to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

     Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

     If a Fund were unable to liquidate a futures or option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

     Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the future markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

FORWARD CURRENCY CONTRACTS

     Each Fund may enter into forward currency contracts; such transactions may serve as long hedges (for example, if the Fund seeks to buy a security denominated in a foreign currency, it may purchase a forward currency contract to lock in the $US price of the security) or as short hedges (the Fund anticipates selling a security denominated in a foreign currency may sell a forward currency contract to lock in the $US equivalent of the anticipated sale proceeds).

     A Fund may seek to hedge against changes in the value of a particular currency by using forward contracts on another foreign currency or a basket of currencies, the value of which the Adviser believes will have a positive correlation to the values of the currency being hedged. In addition, a Fund may use forward currency contracts to shift exposure to foreign currency fluctuations from one country to another. For example, if a Fund owns securities denominated in a foreign currency and the Adviser believes that currency will decline relative to another currency, it might enter into a forward contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second currency. Transactions that use two foreign currencies are sometimes referred to as "cross hedges." Use of different foreign currency magnifies the risk that movements in the price of the instrument will not correlate or will correlate unfavorably with the foreign currency being hedged.

     The cost to a Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When a Fund enters into a forward currency contract, it relies on the counterparty to make or to take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

     As is the case with future contracts, holders and writers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures, by selling or purchasing, respectively, an instrument identical to the instrument held or written. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that a Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the Fund might be unable to close out a forward currency contract at any time prior to maturity. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or securities in a segregated account.

     The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the foreign currency contract has been established. Thus, a Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

FOREIGN CURRENCY TRANSACTIONS

     Although each Fund values its assets daily in U.S. dollars, the Funds are not required to convert their holdings of foreign currencies to U.S. dollars on a daily basis. Each Fund's foreign currencies generally will be held as "foreign currency call accounts" at foreign branches of foreign or domestic banks. These accounts bear interest at negotiated rates and are payable upon relatively short demand periods. If a bank became insolvent, a Fund could suffer a loss of some or all of the amounts deposited. Each Fund may convert foreign currency to U.S. dollars from time to time. Although foreign exchange dealers generally do not charge a stated commission or fee for conversion, the prices posted generally include a "spread," which is the difference between the prices at which the dealers are buying and selling foreign currencies.

WHEN-ISSUED SECURITIES

     Normally, the settlement date on when-issued securities occurs within one month of purchase commitment, but may take longer, albeit not more than 120 days after the trade date.

     At the time a Fund commits to purchase a security on a when-issued basis, it will record the transaction and reflect the value of that security in determining its net asset value. The Adviser does not believe that any Fund's net asset value will be adversely affected by purchases of securities on a when-issued basis.

     While when-issued securities may be sold prior to settlement, the Adviser intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. Each Fund will maintain a separate account with the Custodian, with a segregated portfolio of cash and marketable securities at least equal in value to that Fund's commitments to purchase when-issued securities. Such segregated securities will mature (or, if necessary, be sold) on or before the settlement date. When the time comes for a Fund to pay for when-issued securities, it will meet its obligations from the then-available cash flow, the sale of the securities held in this separate account, the sale of other securities; although it would not normally expect to do so, the Fund may also meet this obligation from the sale of the when-issued securities themselves, which may have increased or decreased in market value.

     When a Fund commits to purchase when-issued securities, it increases its exposure to fluctuations in, e.g., market interest rates. Each Fund's current
                             ---
policy is to limit its aggregate when-issued commitments to 15% of the market value of its total assets less liabilities, other than the obligations created by these commitments.

FOREIGN INVESTMENT COMPANIES

     Some of the countries in which the Funds may invest may not permit, or may place economic restrictions on, direct investment by outside investors. Investments in such countries may only be permitted through foreign government-approved or -authorized investment vehicles, which may include other investment companies. The Funds may also invest in registered or unregistered closed-end investment companies that invest in foreign securities. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to limitation under the 1940 Act. Under the 1940 Act, a Fund may invest up to 10% of its assets in shares of investment companies and up to 5% of its assets in any one investment company as long as the investment does not represent more than 3% of the voting stock of the acquired investment company.

REPURCHASE AGREEMENTS

     In a repurchase agreement, a Fund buys a security from a counterparty that has agreed to repurchase it at a mutually agreed upon date and repurchase price, reflecting the interest rate effective for the term of the repurchase agreement. The term of a repurchase agreement is usually from overnight to one week and never exceeds one year; repurchase agreements with a maturity in excess of seven days are considered illiquid. The counterparty's obligation to repurchase is secured by the value of the underlying security; when the Fund enters into a repurchase agreement, it always receives, as collateral, underlying securities with a market value at least equal to the purchase price (including accrued interest), and the Adviser will monitor, on an ongoing basis, the value of the underlying securities to ensure that such value always equals or exceeds the repurchase price plus accrued interest.

     A Fund may, under certain circumstances, deem repurchase agreements collateralized by U.S. government securities to be investments in U.S. government securities.

BORROWING

     Borrowing by a Fund will create the opportunity for increased net income but, at the same time, will involve special risk considerations. Each Fund will secure all borrowings; either the Custodian will segregate the Fund's assets securing the borrowing for the benefit of the lenders or similar arrangements will be made with a suitable sub-custodian. If assets used to secure the borrowing decrease in value, the Fund may be required to pledge additional collateral to the lender in the form of cash or securities to avoid liquidation of those assets. Proceeds of borrowing may be used for investment purposes or to pay dividends.

     Each Fund may also engage in dollar roll transactions and reverse repurchase agreements, which may be considered a form of borrowing. In addition, each Fund may borrow up to an additional one-third of its total assets from banks for temporary or emergency purposes. A Fund will not purchase securities when bank borrowings exceed one-third of its total assets.

MORTGAGE DOLLAR ROLLS AND REVERSE REPURCHASE AGREEMENTS

     Each Fund may engage in reverse repurchase agreements to facilitate portfolio liquidity, a practice common in the mutual fund industry, or for arbitrage transactions discussed below. In a reverse repurchase agreement, the Fund would sell a security and enter into an agreement to repurchase the security at a specified future date and price. The Fund generally retains the right to interest and principal payments on the security. Since the Fund receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing. (See "Borrowing" above.) When required by guidelines of the SEC, the Fund will set aside permissible liquid assets in a segregated account to secure its obligations to repurchase the security.

     Each Fund may also enter into mortgage dollar rolls, in which the Fund would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While the Fund would forego principal and interest paid on the mortgage-backed securities during the roll period, it would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any equivalent to a lower forward price. At the time the Fund would enter into a mortgage dollar roll, it would set aside permissible liquid assets in a segregated account to secure its obligation for the forward commitment to buy mortgage-backed securities. Mortgage dollar roll transactions may be considered a borrowing by the funds. (See "Borrowing" above.)

     The mortgage dollar rolls and reverse repurchase agreements entered into by the Funds may be used as arbitrage transactions in which a Fund will maintain an offsetting position in investment grade debt obligations or repurchase agreements that mature on or before the settlement date on the related mortgage dollar roll or reverse repurchase agreements. Since the Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage. However, since such securities or repurchase agreements will be high quality and will mature on or before the settlement date of the mortgage dollar roll or reverse repurchase agreement, the Adviser believes that such arbitrage transactions do not present the risks to the Fund that are associated with other types of leverage.

                            INVESTMENT RESTRICTIONS

     The following are fundamental investment limitations of each Fund. These fundamental limitations may not be changed without shareholder approval.

In accordance with these limitations, each Fund will not:

1. Invest in real estate or mortgages on real estate (although a Fund may invest in marketable securities secured by real estate or interests therein or issued by companies or investment trusts which invest in real estate or interests therein); invest in other open-end investment companies (except in connection with a merger, consolidation, acquisition or reorganization); invest in interests (other than debentures or equity stock interests) in oil, gas or other mineral exploration or development programs; or purchase or sell commodity contracts (except futures contracts, as described in the Prospectus).

2. Purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if, as a result, as to 75% of the Fund's total assets (i) more than 5% of the Fund's total assets would then be invested in securities of any single issuer, or (ii) the Fund would then own more than 10% of the voting securities of any single issuer.

3. Act as an underwriter; issue senior securities except as set forth in investment restrictions 5 and 6 below; or purchase on margin or sell short, except that a Fund may make margin payments in connection with futures, options and currency transactions.

4. Loan money, except that a Fund may (i) purchase a portion of an issue of publicly distributed bonds, debentures, notes and other evidences of indebtedness, (ii) enter into repurchase agreements and (iii) lend its portfolio securities.

5. Borrow money, except that a Fund may engage in dollar roll transactions and reverse repurchase agreements, and may borrow money from banks in an amount not exceeding one-third of the value of its total assets (including the amount borrowed).

6. Mortgage, pledge or hypothecate its assets (except as may be necessary in connection with permitted borrowings); provided, however, this does not prohibit escrow, collateral or margin arrangements in connection with its use of options, futures contracts and options on future contracts.

7. Invest 25% or more of its total assets in a single industry. For purposes of this restriction, a foreign government is deemed to be an "industry" with respect to securities issued by it.

     If a Fund receives from an issuer of securities held by the Fund subscription rights to purchase securities of that issuer, and if the Fund exercises such subscription rights at a time when the Fund's portfolio holdings of securities of that issuer would otherwise exceed the limits set forth in Investment Restrictions 2 or 7 above, it will not constitute a violation if, prior to receipt of securities upon exercise of such rights, and after announcement of such rights, the Fund has sold at least as many securities of the same class and value as it would receive on exercise of such rights.

ADDITIONAL RESTRICTIONS

       Each Fund has adopted the following additional restrictions which are not fundamental and which may be changed without Shareholder approval, to the extent permitted by applicable law, regulation or regulatory policy. Under these restrictions, each Fund may not:

1. Purchase or retain securities of any company in which Trustees or officers of the Trust or of the Investment Manager, individually owning more than 1/2 of 1% of the securities of such company, in the aggregate own more than 5% of the securities of such company.

2. Invest more than 5% of the value of its total assets in securities of issuers which have been in continuous operation less than three years.

3. Invest more than 5% of its net assets in warrants whether or not listed on the New York or American Stock Exchanges, and more than 2% of its net assets in warrants that are not listed on those exchanges. Warrants acquired in units or attached to securities are not included in this restriction.

4.   Purchase or sell real estate limited partnership interests.

5. Purchase or sell interests in oil, gas and mineral leases (other than securities of companies that invest in or sponsor such programs).

6. Invest for the purpose of exercising control over management of any company.

7. Invest more than 15% of the Fund's net assets in securities that are not readily marketable (including repurchase agreements maturing in more than
     seven days and over-the-counter options purchased by the Fund).   Rule 144A
     securities determined by the Board of Trustees to be liquid are not subject to this limitation.

     Whenever any investment policy or investment restriction states a maximum percentage of a Fund's assets which may be invested in any security or other property, it is intended that such maximum percentage limitation be determined immediately after and as a result of that Fund's acquisition of such security or property. The value of a Fund's assets is calculated as described in its Prospectus under the heading "Valuation of Shares."


                      TRUSTEES AND OFFICERS OF THE TRUST

     The name, age, address, principal occupation during the past five years and other information about each Trustee and officer of the Trust is shown below. Each Trustee who is considered to be an "interested person," as defined in the 1940 Act, of the Trust is indicated by an asterisk.

                                       OFFICES WITH               PRINCIPAL OCCUPATION
NAME AND ADDRESS                        THE TRUST                DURING PAST FIVE YEARS
----------------                       ------------              ----------------------
THOMAS L. HANSBERGER* (65)             President and            Chairman and Chief Executive officer,
515 East Las Olas Blvd.                Trustee                  Hansberger Global Investors, Inc., 1994
Fort Lauderdale, FL                                             to present; Chairman and Chief
                                                                Executive Officer, Templeton
                                                                Worldwide, 1992 to 1993; Director and
                                                                Chief Executive Officer, Templeton,
                                                                Galbraith & Hansberger Ltd., 1985 to
                                                                1992.

J. CHRISTOPHER JACKSON, ESQ.* (45)     Vice President           General Counsel, Hansberger Global
515 East Las Olas Blvd.                and Trustee              Investors, Inc. 1996 to present; Vice
Fort Lauderdale, FL                                             President, Associate General Counsel
                                                                and Assistant Secretary, Van Kampen
                                                                American Capital, Inc. 1986 to 1996.

KATHRYN B. MCGRATH, ESQ.* (52)         Trustee                  Partner, Morgan, Lewis & Bockius LLP,
1800 M Street, N.W.                                             1990 to present.
Washington, DC

STUART B. ROSS (59)                    Trustee                  Executive Vice President, Xerox
100 First Stamford Place                                        Corporation, 1990 to present; Chief
Stamford, CT                                                    Executive Officer, Xerox Financial
                                                                Services, Inc., 1990 to present.

WILLIAM F. WATERS, ESQ. (64)           Trustee                  Retired; former Senior Vice President,
640 Hollow Tree Ridge Road                                      Merrill Lynch & Co., 1984 to 1996.
Darien, CT

CHARLES F. GULDEN (34)                 Vice President           Managing Director, Hansberger Global
515 East Las Olas Blvd.                                         Investors, Inc. 1996 to present; Vice
Fort Lauderdale, FL                                             President and Director of Research &
                                                                Portfolio Management, Templeton
                                                                Worldwide, 1989 to 1996.

WESLEY E. FREEMAN (46)                 Vice President           Managing Director, Hansberger Global
515 East Las Olas Blvd.                                         Investors, Inc. 1996 to present;
Fort Lauderdale, FL                                             Executive Vice President for Institutional
                                                                Business Development, Templeton
                                                                Worldwide, 1989 to 1996.

THOMAS A. CHRISTENSEN, Jr. (26)        Treasurer                Vice President and Controller,
515 East Las Olas Blvd.                                         Hansberger Global Investors, Inc. 1996
Fort Lauderdale, FL                                             to present; Accountant, Arthur Andersen
                                                                LLP, 1993 to 1996; student, University
                                                                of Illinois, 1993 to 1994; student,
                                                                University of Florida School of
                                                                Accountancy, 1989 to 1993.

KIMBERLEY SCOTT (33)                   Secretary                Senior Vice President, Hansberger
515 East Las Olas Blvd.                                         Global Investors, Inc. 1994 to present;
Fort Lauderdale, FL                                             Executive Assistant and Portfolio
                                                                Supervisor, Templeton Worldwide, 1992
                                                                to 1994.

KARL O. HARTMANN, ESQ. (41)            Assistant                Senior Vice President and General
73 Tremont Street                      Secretary                Counsel, Chase Global Funds Services
Boston, MA                                                      Company, 1991 to present.

     The Trust pays each Trustee who is not a director, officer, partner or employee of the Adviser, any affiliated company, or legal counsel to the Adviser ("Disinterested Trustee"), an annual fee of $3500, plus $500 per Board meeting. In addition, the Trust reimburses each Disinterested Trustee for travel and other expenses incurred in connection with attendance at such meetings. Other officers and Trustees receive no compensation or expense reimbursement from the Trust. For the fiscal year ending December 31, 1996, the Trust anticipates paying the following amounts to Trustees and Officers of the Trust:

===========================================================================================================
                                                                                          Total
                                              Pension or                               Compensation
                         Aggregate            Retirement                             from Registrant
                       Compensation            Benefits                              and Fund Complex
                       From Registrant      Accrued as Part    Estimated Annual      Paid to Directors
  Name of Person,      for Fiscal Year         of Fund           Benefits Upon        for Fiscal Year
      Position          Ended 1996             Expenses            Retirement           Ended 1996

===========================================================================================================
 Stuart B, Ross,           $1,375                N/A                  N/A            $1,375 for service
  Trustee                                                                            on one board
-----------------------------------------------------------------------------------------------------------
 William F. Waters,        $1,375                N/A                  N/A            $1,375 for service
  Trustee                                                                            on one board
===========================================================================================================

     As of October 1, 1996, the officers and Trustees of the Trust, in the aggregate, beneficially owned less than 1% of its outstanding shares.


                            PRINCIPAL SHAREHOLDERS

     As of October 18, 1996, Hansberger Global Investors, Inc. was the sole shareholder of each Fund.


                              INVESTMENT ADVISER

     Hansberger Global Investors, Inc. (the "Adviser") is the investment adviser to each Fund. The Adviser, a Florida corporation, is owned and controlled by Mr. Thomas L. Hansberger who founded the Adviser in 1994. In addition to the Funds, the Adviser is currently the investment manager of the Hansberger Global Fund plc., an investment company incorporated in Ireland. A brief description of the investment advisory agreement ("Advisory Agreement") is set forth in the Prospectus under "MANAGEMENT OF THE FUND -- Investment Adviser."

     The Advisory Agreement, dated October 17, 1996, was approved by the sole shareholder of the International Fund and the Emerging Markets Fund on October 4, 1996. The Advisory Agreement will continue in effect for two years following its effective date, and will continue in effect thereafter only if such continuance is approved annually by either the Board of Trustees or by vote of a majority of each Fund's outstanding voting securities (as defined in the 1940
Act), and in either case by the vote of a majority of the Trust's trustees who are neither parties to the Advisory Agreement nor interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable, without penalty, on 60 days' written notice by the Board of Trustees, by vote of a majority of the Fund's outstanding voting securities, or by the Adviser, and will terminate automatically in the event of its assignment.

     The Adviser is responsible for investment decisions and supplies investment research and portfolio management. At its expense, the Adviser provides office space and all necessary office facilities, equipment and personnel for servicing the investments of the Fund. The Adviser places all orders for the purchase and sale of each Fund's portfolio securities at that Fund's expense.

     Except for expenses assumed by the Adviser as set forth above, each Fund is responsible for all its other expenses, including, without limitation, interest charges, taxes, brokerage commissions, and similar expenses, expenses of issue, sale, repurchase, or redemption of shares; expenses of registering or qualifying shares for sale; expenses for printing and distribution costs of Prospectuses and quarterly financial statements mailed to existing shareholders; and charges of custodians, transfer agents (including the printing and mailing of reports and notices to shareholders); registrars; auditing and legal services, clerical services related to recordkeeping and shareholder relations, and fees for trustees who are not "interested persons" of the Adviser.

     As compensation for its services, each Fund pays to the Adviser a fee as described in the Prospectus.

     The organizational expenses of the International Fund, Emerging Markets Fund, Foreign Small Cap Fund and All Countries Fund(SM) in the amounts of $44,614, $44,614, $19,594 and $19,594, respectively, were advanced by the Adviser and will be reimbursed by the Fund over a period of not more than 60 months from the date that Fund commenced operations.

     The Adviser will reimburse a Fund in the event that the expenses and charges payable by that Fund in any fiscal year, including the advisory fee but excluding taxes, interest, brokerage commissions, and similar fees and to the extent permitted extraordinary expenses, exceed a certain percentage of the average net asset value of the Fund for such year. Such excess is determined by valuations made as of the close of each business day of the year. This "certain percentage" is the most restrictive percentage provided by applicable law. Reimbursement of expenses in excess of the applicable limitation will be made on a yearly basis. As of the end of a Fund's fiscal year if the expenses of the Fund properly included in the computation of each Fund's expenses exceed any applicable limitation, the Adviser shall make a refund payment to the Fund, so that the total net expense for the preceding year will not exceed such amount. The Adviser may from time to time voluntarily absorb expenses for the Fund in addition to the reimbursement of expenses in excess of applicable limitations.

                        FUND TRANSACTIONS AND BROKERAGE

     The Adviser is responsible for decisions to buy and sell securities for each Fund and for the placement of a Fund's investment business and the negotiation of the commissions to be paid on such transactions. It is the policy of the Adviser to seek the best execution at the best security price available with respect to each transaction, in light of the overall quality of brokerage and research services provided to the Adviser or the Fund. In over-the-counter transactions, orders are placed directly with a principal market maker unless it is believed that better price and execution can be obtained using a broker. The best price to a Fund means the best net price without regard to the mix between purchase or sale price and commissions, if any. In selecting broker-dealers and in negotiating commissions, the Adviser considers a variety of factors, including best price and execution, the full range of brokerage services provided by the broker, as well as its capital strength and stability, and the quality of the research and research services provided by the broker. Consistent with the foregoing primary considerations, the Conduct Rules of the National Association of Securities Dealers, Inc. and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Funds as a factor in the selection of broker-dealers to execute the Funds' portfolio transactions.

     Section 28(e) of the Securities Exchange Act of 1934 ("Section 28(e)") permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of the brokerage and research services provided by the broker or dealer. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody).

     In carrying out the provisions of the Advisory Agreement, the Adviser may cause a Fund to pay, to a broker that provides brokerage and research services to the Adviser, a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction. The Adviser believes it is important to its investment decision-making process to have access to independent research. The Advisory Agreements provide that such higher commissions will not be paid by a Fund unless (a) the Adviser determines in good faith that the amount is reasonable in relation to the services in terms of the particular transaction or in terms of the Adviser's overall responsibilities with respect to the accounts as to which it exercises investment discretion; (b) such payment is made in compliance with provisions of
Section 28(e), other applicable state and federal laws, and the Advisory Agreement; and (c) in the opinion of the Adviser, the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. The investment advisory fees paid by each Fund under its Advisory Agreement are not reduced as a result of the Adviser's receipt of research services.

     Generally, research services provided by brokers may include information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis, and analysis of corporate responsibility issues. Such research services are primarily in the form of written reports, telephone contacts, and personal meetings with security analysts. In addition, such research services may be provided in the form of access to various computer-generated data, computer hardware and software, and meetings arranged with corporate and industry spokesperson, economists, academicians, and government representatives. In some cases, research services are generated by third parties but are provided to the Adviser by or through brokers. Such brokers may pay for all or a portion of computer hardware and software costs relating to the pricing of securities.

     Where the Adviser itself receives both administrative benefits and research and brokerage services from the services provided by brokers, it makes a good faith allocation between the administrative benefits and the research and brokerage services, and will pay for any administrative benefits with cash. In making good faith allocations of costs between administrative benefits and research and brokerage services, a conflict of interest may exist by reason of the Adviser's allocation of the costs of such benefits and services between those that primarily benefit the Adviser and those that primarily benefit the funds and other advisory clients.

     From time to time, the Adviser may purchase securities for a Fund in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling the securities to the Funds and other advisory clients, provide the Adviser with research. The National Association of Securities Dealers has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than the rate available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

     Each year, the Adviser will consider the amount and nature of research and research services provided by brokers, as well as the extent to which such services are relied upon, and attempts to allocate a portion of the brokerage business of the Fund and other advisory clients on the basis of that consideration. In addition, brokers may suggest a level of business they would like to receive in order to continue to provide such services. The actual brokerage business received by a broker may be more or less than the suggested allocations, depending upon the Adviser's evaluation of all applicable considerations.

     The Adviser may direct the purchase of securities on behalf of each Fund and other advisory clients in secondary market transactions, in public offerings directly from an underwriter, or in privately negotiated transactions with an issuer. When the Adviser believes the circumstances so warrant, securities purchased in public offerings may be resold shortly after acquisition in the immediate aftermarket for the security in order to take advantage of price appreciation from the public offering price or for other reasons. Short-term trading of securities acquired in public offerings, or otherwise, may result in higher portfolio turnover and associated brokerage expenses.

     The Adviser is responsible for selecting brokers in connection with foreign securities transactions. The fixed commissions paid in connection with most foreign stock transactions are usually higher than negotiated commissions on U.S. stock transactions. Foreign stock exchanges and brokers are subject to less government supervision and regulation as compared with the U.S. exchanges and brokers. In addition, foreign security settlements may in some instances be subject to delays and related administrative uncertainties.

     The Adviser places portfolio transactions for other advisory accounts, including other mutual funds managed by the Adviser. Research services furnished by firms through which each Fund effects its securities transactions may be used by the Adviser in servicing all of its accounts; not all of such services may be used by the Adviser in connection with each Fund. In the opinion of the Adviser, it is not possible to measure separately the benefits from research services to each of the accounts (including the Funds) managed by the Adviser. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, in the opinion of the Adviser, such costs to each Fund will not be disproportionate to the benefits received by it on a continuing basis.

     The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by a Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations between a Fund and other advisory accounts, the main factors considered by the Adviser are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the persons responsible for recommending the investment.

     Because each Fund is newly-organized, it paid no brokerage commissions during the past fiscal year.

     It is anticipated that the annual turnover rate of each Fund will not exceed 100% under normal circumstances.

                                   CUSTODIAN

     The Chase Manhattan Bank, 4 Chase Metro Tech Center, 18th Floor, Brooklyn, New York 11245, serves as custodian of the assets of the Trust and has custody of all of its securities and cash. The Custodian delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments, and performs other duties, all as directed by the officers of the Trust. In addition, the Trust, with the approval of the Board of Trustees and subject to the rules of the SEC, may have sub-custodians in those foreign countries in which it invests its assets. The Custodian and sub-custodians are in no way responsible for any of the investment policies or decisions of a Fund.

                 TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT

     Chase Global Fund Services Company, the Trust's Administrator, acts as transfer agent and dividend-disbursing agent for the Funds. The Administrator is compensated under the Administration Agreement discussed in the Prospectus.

     From time to time, the Funds, directly or indirectly through arrangements with the Adviser or Administrator, may pay amounts to third parties that provide transfer agent and other administrative services relating to a Fund to persons who beneficially own interests in the Fund, such as participants in 401(k) plans. These services may include, among other things, sub-accounting services, answering inquiries relating to the Fund, transmitting, on behalf of the Fund, proxy statements, annual reports, updated Prospectuses, other communications regarding the Fund, and related services as the Fund or beneficial owners may reasonably request. In such cases, the Fund will not pay fees at a rate that is greater than the rate the Fund is currently paying the Administrator for providing these services to Fund shareholders.


                                     TAXES

GENERAL

     As indicated under "Taxes" in the Prospectus, each Fund intends to continue to qualify annually for treatment as a regulated investment company ("RIC") under the Code. This qualification does not involve government supervision of a Fund's management practices or policies.

     In order to qualify for treatment as a RIC under the Code, each Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain, and net gains from certain foreign currency transactions ("Distribution Requirement") and must meet several additional requirements. These requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies or other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in securities of those currencies ("Income Requirement");
(2) the Fund must derive less than 30% of its gross income each taxable year from the sale or other disposition of securities, or any of the following that were held for less than three months - options or futures (other than those on foreign currencies), or foreign currencies (or options and futures with respect to securities) ("30% Limitation"); (3) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (4) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer or two or more issuers engaged in same or similar businesses if the Fund owns at least 20% of the voting power of such issuers.

     If shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.

     Each Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

FOREIGN TRANSACTIONS

     Dividends and interest received by a Fund may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of a Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to, and may, file an election with the Internal Revenue Service that would enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and U.S. possessions income taxes paid by the Fund. Pursuant to the elections, the Funds would treat those taxes as dividends paid to its shareholders and each shareholder would be required to (1) include in gross income, and treat as paid by him, his proportionate share of those taxes, (2) treat his share of those taxes and any dividend paid by the Fund that represents income from foreign or U.S. possessions sources as his own income from those sources, and (3) either deduct the taxes deemed paid by him in computing his taxable income, or, alternatively, use the foregoing information in calculating the foreign tax credit against his federal income tax. Each Fund will report to its shareholders shortly after each taxable year their respective shares of its income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election.

     Each Fund maintains its accounts and calculates its income in U.S. dollars. In general, gain or loss (1) from the disposition of foreign currencies and forward currency contracts, (2) from the disposition of foreign-currency-denominated debt securities that are attributable to fluctuations in exchange rates between the date the securities are acquired and their disposition date, and (3) attributable to fluctuations in exchange rates between the time the Fund accrues interest or other receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects those receivables or pays those liabilities, will be treated as ordinary income or loss. A foreign-currency-denominated debt security acquired by a Fund may bear interest at a high normal rate that takes into account expected decreases in the value of the principal amount of the security due to anticipated currency devaluations; in that case, the Fund would be required to include the interest in income as it accrues but generally would realize a currency loss with respect to the principal only when the principal was received (through disposition or upon maturity).

     Each Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock or of any gain on disposition of the stock (collectively, "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. If a Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund," then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain (the excess of net long-term capital gain over net short-term capital loss)
- which probably would have to be distributed to its shareholders to satisfy the Distribution Requirement and avoid imposition of the Excise Tax - even if those earnings and gain were not received by the Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain of its requirements.

     Pursuant to proposed regulations, open-end RICs such as the Funds would be entitled to elect to "mark-to-market" their stock in certain PFICs. "Marking-to-market," in this context, means recognizing as gain for each taxable year the excess, as of the end of that year, of the fair market value of each such PFIC's stock over the adjusted basis in that stock (including mark-to-market gain for each prior year for which an election was in effect).

DERIVATIVE INSTRUMENTS

     The use of derivatives strategies, such as purchasing and selling (writing) options and futures and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the character and timing of recognition of the gains and losses the Fund realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains therefrom that may be excluded by future regulations), and income from transaction in options, futures, and forward currency contracts derived by a Fund with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement. However, income from the disposition of options and futures (other than those on foreign currencies) will be subject to the 30% Limitation if they are held for less than three months. Income from the disposition of foreign currencies, and options, futures, and forward contracts on foreign currencies, that are not directly related to a Fund's principal business of investing in securities (or options and futures with respect to securities) also will be subject to the 30% Limitation if they are held for less than three months.

     If a Fund satisfies certain requirements, any increase in value of a position that is part of a "designated hedge" will be offset by any decrease in value (whether realized or not) of the offsetting hedging position during the period of the hedge for purposes of determining whether the Fund satisfies the 30% Limitation. Thus, only the net gain (if any) from the designated hedge will be included in gross income for purposes of that limitation. Each Fund intends that, when it engages in hedging strategies, the hedging transactions will qualify for this treatment, but at the present time it is not clear whether this treatment will be available for all of the Fund's hedging transactions. To the extent this treatment is not available or is not elected, a Fund may be forced to defer the closing out of certain options, futures, or forward currency contracts beyond the time when it otherwise would be advantageous to do so, in order for the Fund to continue to qualify as a RIC.

     For federal income tax purposes, each Fund is required to recognize as income for each taxable year its net unrealized gains and losses on options, futures, or forward currency contracts that are subject to section 1256 of the Code ("Section 1256 Contracts") and are held by the Fund as of the end of the year, as well as gains and losses on Section 1256 Contracts actually realized during the year. Except for Section 1256 Contracts that are part of a "mixed straddle" and with respect to which a Fund makes a certain election, any gain or loss recognized with respect to Section 1256 Contracts is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the Section 1256 Contract. Unrealized gains on
Section 1256 Contracts that have been held by a Fund for less than three months as of the end of its taxable year, and that are recognized for federal income tax purposes as described above, will not be considered gains on investments held for less than three months for purposes of the 30% Limitation.

                       DETERMINATION OF NET ASSET VALUE

     As set forth in the Prospectus under the caption "Valuation of Shares" the net asset value of each Fund will be determined as of the regular close of trading on each day the New York Stock Exchange (the "NYSE") is open for trading. The NYSE is open for trading Monday through Friday except on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Additionally, if any of the holidays falls on a Sunday, the NYSE will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or yearly accounting period.

     Debt securities are valued by a pricing service that utilizes electronic data processing techniques to determine values for normal institutional-sized trading units of debt securities without regard to sale or bid prices when such values are believed to more accurately reflect the fair market value for such securities. Otherwise, sale or bid prices are used when such values are believed
to more accurately reflect the fair market value for such securities.   Any
securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Trustees. Debt securities having remaining maturities of 60 days or less when purchased are valued by the amortized cost method when the Board of Trustees has determined that the fair value of such securities is their amortized cost.
Under this method of valuation, a security is initially valued at its acquisition cost, and thereafter, accretion of any discount or amortization of any premium is assumed each day, regardless of the impact of the fluctuating rates on the market value of the instrument.


                      ADDITIONAL SHAREHOLDER INFORMATION

TELEPHONE EXCHANGE AND REDEMPTION PRIVILEGES

     Shares of a Fund and any other mutual funds sponsored by the Adviser may be exchanged for each other without charge at relative net asset values once per six month period. Exchanges will be effected by redemption of shares of the Fund held and purchase of shares of the fund for which Fund shares are being exchanged (the "New Fund"). For federal income tax purposes, any such exchange constitutes a sale upon which a capital gain or loss will be realized, depending upon whether the value of the shares being exchanged is more or less than the shareholder's adjusted cost basis. If you are interested in exercising any of these exchange privileges, you should obtain Prospectuses of other sponsored funds from the Adviser. Upon a telephone exchange, the transfer agent establishes a new account in the New Fund with the same registration and dividend and capital gains options as the redeemed account, unless otherwise specified, and confirms the purchase to you.

     The Telephone Exchange and Redemption Privileges are available only in states where shares of the New Fund may be sold, and may be modified or discontinued at any time. Additional information regarding the Telephone Exchange and Redemption Privileges is contained in the Prospectus.

SIGNATURE GUARANTEES

     The signature(s) of redeeming shareholders must generally be guaranteed by an "eligible guarantor," including: (1) national or state banks, savings associations, savings and loan associations, trust companies, savings banks, industrial loan companies and credit unions; (2) national securities exchanges, registered securities associations and clearing agencies; (3) securities broker-dealers which are members of a national securities exchange or clearing agency or which have minimum net capital of $100,000, or (4) institutions that participate in the Securities Transfer Agent Medallion Program ("STAMP") or other recognized signature medallion program. A notarized signature will not be sufficient. If share are registered in more than one name, the signature of each of the redeeming Shareholders must be guaranteed.

REDEMPTIONS IN KIND

     If the Board of Trustees determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution in-kind of portfolio securities, in conformity with applicable rules of the SEC. Distributions-in-kind will be made in readily marketable securities. Investors may incur brokerage charges on the sale of portfolio securities received in distributions in kind.

                    ORGANIZATION OF THE TRUST AND THE FUNDS

     The Funds are separate series of an open-end investment company organized as a trust under the laws of the Commonwealth of Massachusetts, of a type commonly known as a Massachusetts business trust. The Board of Trustees may allocate assets, liabilities, income and expenses to the Trust's separate series (and classes, if any), and may divide or redivide any unissued shares of the Trust into one or more additional series. Fractional shares have the same rights proportionately as do full shares. Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion.

     When issued for payment as described in the Prospectus and this SAI, each Fund's shares will be fully paid and non-assessable, subject only to the possibility of shareholder liability described in the Prospectus. All consideration received by the Trust for shares of any Fund and all assets in which such consideration is invested belong to that Fund and would be subject to the liabilities related thereto.

LIMITATION OF TRUSTEES' LIABILITY

     The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

                            PERFORMANCE INFORMATION

     As described under "Performance Information" in the Prospectus, each Fund's historical performance or return may be shown in the form of "average annual total return," "total return," and "cumulative total return." From time to time, the Adviser may voluntarily waive all or a portion of its management fee and/or absorb certain expenses for a Fund. Without waivers and absorption of expenses, performance results will be lower. No historical performance represents the future performance of a Fund.

AVERAGE ANNUAL TOTAL RETURN

     The average annual total return of a Fund is computed by finding the average annual compounded rates of return over designated time periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                 P(1+T)/n/=ERV


          P    =  a hypothetical initial payment of $10,000.
          T    =  average annual total return.
          n    =  number of years.
          ERV  =  ending redeemable value of a hypothetical $10,000 payment made at the beginning of the stated periods at the end of the stated periods.

TOTAL RETURN

     Calculation of a Fund's total return is not subject to a standardized formula. Total return performance for a specific period is calculated by first taking an investment (assumed below to be $10,000) ("initial investment") in the Fund's shares on the first day of the period and computing the "ending value" of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the ending value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value on the reinvestment dates during the period. Total return may also be shown as the increased dollar value of the hypothetical investment over the period.

CUMULATIVE TOTAL RETURN

     Cumulative total return represents the simple change in value of an investment over a stated period and may be quoted as a percentage or as a dollar amount. Total returns and cumulative total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship between these factors and their contributions to total return.

     The Funds' performance figures will be based upon historical results and will not represent future performance. Each Fund's shares are sold at net asset value per share. Each Fund's returns and net asset value will fluctuate and shares are redeemable at the then current net asset value, which may be more or less than original cost. Factors affecting a Fund's performance include general market conditions, operating expenses, and investment management. Any additional fees charged by a dealer or other financial services firm will reduce the returns described in this section.


COMPARISONS

     U.S. TREASURY BILLS, NOTES, OR BONDS.  Investors may want to compare the
     ------------------------------------
performance of a Fund to that of U.S. Treasury bills, notes or bonds, which are issued by the U.S. government. Treasury obligations are issued in selected denominations. Rates of Treasury obligations are fixed at the time of issuance and payment of principal and interest is backed by the full faith and credit of the United States Treasury. The market value of such instruments will generally fluctuate inversely with interest rates prior to maturity and will equal par value at maturity. Generally, the values of obligations with shorter maturities will fluctuate less than those with longer maturities.

     CERTIFICATES OF DEPOSIT.  Investors may want to compare a Fund's
     -----------------------
performance to that of certificates of deposit offered by banks and other depositary institutions. Certificates of deposit may offer fixed or variable interest rates and principal is guaranteed and may be insured. Withdrawal of the deposits prior to maturity normally will be subject to a penalty. Rates offered by banks and other depositary institutions are subject to change at any time specified by the issuing institution.

     MONEY MARKET FUND.  Investors may want to compare performance of a Fund to
     -----------------
that of money market funds. Money market fund yields will fluctuate and shares are not insured, but share values usually remain stable.

     LIPPER ANALYTICAL SERVICES, INC. ("LIPPER") AND OTHER INDEPENDENT RANKING
     -------------------------------------------------------------------------
ORGANIZATIONS.  From time to time, in marketing and other fund literature, a
-------------
Fund's performance may be compared to the performance of other mutual funds in general or to the performance of particular types of mutual funds, with similar investment goals, as tracked by independent organizations. Among these organizations, Lipper, a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, may be cited. Lipper performance figures are based on changes in net asset value, with all income and capital gain dividends reinvested. Such calculations do not include the effect of any sales charges imposed by other funds. Each Fund will be compared to Lipper's appropriate funding category, that is, by fund objective and portfolio holdings. Each Fund's performance may also be compared to the average performance of its Lipper category.

     MORNINGSTAR, INC.  Each Fund's performance may also be compared to the
     ----------------
performance of other mutual funds by Morningstar, Inc., which ranks funds on the basis of historical risk and total return. Morningstar's rankings range from five stars (highest) to one star (lowest) and represent Morningstar's assessment of the historical risk level and total return of a fund as a weighted average for 3, 5, and 10 year periods. Rankings are not absolute and do not represent future results.

     INDEPENDENT SOURCES.  Evaluations of Fund performance made by independent
     -------------------
sources may also be used in advertisements concerning a Fund, including reprints of, or selections from, editorials or articles about the Fund, especially those with similar objectives. Sources for Fund performance information and articles about the Funds may include publications such as Money, Forbes, Kiplinger's, Smart Money, Morningstar, Inc.; Financial World; Business Week; U.S. News and World Report, The Wall Street Journal, Barron's and a variety of investment newsletters.

     INDICES.  A Fund may compare its performance to a wide variety of indices
     -------
including the Consumer Price Index; Dow Jones Average of 30 Industrials; NASDAQ Over-the-Counter Composite Index; Standard & Poor's 500 Stock Index; Standard & Poor's 400 Mid-Cap Stock Index; Standard & Poor's 600 Small-Cap Index; Wilshire 4500 Index; Wilshire 5000 Index; Wilshire Small Cap Index; Wilshire Small Cap Growth Index; Wilshire Small Cap Value Index; Wilshire Midcap 750 Index; Wilshire Midcap Growth Index; Wilshire Midcap Value Index; Wilshire Large Cap Growth Index; Russell 1000 Index; Russell 1000 Growth Index; Russell 2000 Index; Russell 2000 Small Stock Index; Russell 2000 Growth Index; Russell 2000 Value Index; Russell 2500 Index; Russell 3000 Stock Index; Russell Mid Cap Index; Russell Mid Cap Growth Index; Russell Mid Cap Value Index; Value Line Index; Morgan Stanley Capital International EAFE(R) Index (Net Dividend, Gross Dividend, and Price-Only); and Morgan Stanley Capital International World Index.

     In addition, a Fund may compare its performance to certain other indices that measure stock market performance in geographic areas in which the Fund may invest. The market prices and yields of the stocks in these indexes will fluctuate. A Fund may also compare its portfolio weighting to the EAFE Index weighting, which represents the relative capitalization of the major overseas markets on a dollar-adjusted basis.

     There are differences and similarities between the investments that the Fund may purchase for its portfolio and the investments measured by these indices.

     HISTORICAL INFORMATION.  Because each Fund's investments are denominated
     ----------------------
primarily in foreign currencies, the strength or weakness of the U.S. dollar as against these currencies may account for part of the Fund's investment performance. Historical information regarding the value of the dollar versus foreign currencies may be used from time to time in advertisements concerning a Fund. Such historical information is not indicative of future fluctuations in the value of the U.S. dollar against these currencies. Marketing materials may cite country and economic statistics and historical stock market performance for any of the countries in which the Fund invests, including the following: population growth, gross domestic product, inflation rate, average stock market price earnings ratios and the total value of stock markets. Sources for such statistics may include official publications of various foreign governments, exchanges, or investment research firms. In addition, marketing materials may cite the Adviser's views or interpretations of such statistical data or historical performance.

     HISTORICAL ASSET CLASS RETURNS.  From time to time, marketing materials may
     ------------------------------
portray the historical returns of various asset classes. Such presentations will typically compare the average annual rates of return of inflation, U.S. Treasury bills, bonds, common stocks, and small stocks. There are important differences between each of these investments that should be considered in viewing any such comparison. The market value of stocks will fluctuate with market conditions, and small-stock prices generally will fluctuate more than large-stock prices. Bond prices generally will fluctuate inversely with interest rates and other market conditions, and the prices of bonds with longer maturities generally will fluctuate more than those of shorter-maturity bonds. Interest rates for bonds may be fixed at the time of issuance, and the payment of principal and interest may be guaranteed by the issuer and, in the case of U.S. Treasury obligations, backed by the full faith and credit of the U.S. Treasury.

     OTHER FUND ADVISED BY HANSBERGER.  Hansberger Global Investors, Inc.
     --------------------------------
advises a number of mutual funds investing in a variety of markets. The Fund may be compared, from time to time, to other mutual funds advised by Hansberger Global Investors, Inc. based on a risk/reward profile. In general, the degree of risk associated with any investment product varies directly with that product's potential level of reward. This correlation or any Fund's individual profile may be described or discussed in marketing materials; this discussion will not be used to compare the risk and reward potential of the Fund with that of any mutual fund or investment product other than those advised by Hansberger Global Investors, Inc. Marketing materials may also discuss the relationship between risk and reward as it relates to an individual investor's portfolio.

ADDITIONAL FUND INFORMATION

     PORTFOLIO CHARACTERISTICS.  In order to present a more complete picture of
     -------------------------
a Fund's portfolio, marketing materials may include various actual or estimated portfolio characteristics, including but not limited to median market capitalizations, earnings per share, alphas, betas, price/earnings ratios, returns on equity, dividend yields, capitalization ranges, growth rates, price/book ratios, top holdings, sector breakdowns, asset allocations, quality breakdowns, and breakdowns by geographic region.

     MEASURES OF VOLATILITY AND RELATIVE PERFORMANCE.  Occasionally statistics
     -----------------------------------------------
may be used to specify Fund volatility or risk. The general premise is that greater volatility connotes greater risk undertaken in achieving performance. Measure of volatility or risk are generally used to compare the Fund's net asset value or performance relative to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market as represented by the Standard & Poor's 500 Stock Index. A beta of more than 1.00 indicated volatility greater than the market, and a beta of less than 1.00 indicates volatility less than the market. Another measures of volatility or risk is standard deviation. Standard deviation is a statistical tool that measures the degree to which a fund's performance has varied from its average performance during a particular time period.

Standard deviation is calculated using the following formula:

     Standard deviation = the square root of the sum of(x/1/x/m/)/2/
                                             -----------------------
                                                        n-1

where  the sum of = "the sum of,"
       x/1/       = each individual return during the time period,
       x/m/       = the average return over the time period, and
       n          = the number of individual returns during the time period.

     Statistics may also be used to discuss a Fund's relative performance. One such measure is alpha. Alpha measures the actual return of a fund compared to the expected return of a fund given its risk (as measured by beta). The expected return is based on how the market as a whole performed, and how the particular fund has historically performed against the market. Specifically, alpha is the actual return less the expected return. The expected return is computed by multiplying the advance or decline in a market representation by the fund's beta. A positive alpha quantifies the value that the fund manager has added, and a negative alpha quantifies the value that the fund manager has lost.

     Other measures of volatility and relative performance may be used as appropriate. However, all such measures will fluctuate and do not represent future results.


                              GENERAL INFORMATION

BUSINESS PHILOSOPHY

     The Adviser is an independent investment adviser, owned by professionals active in its management. Recognizing that the investors are the focus of its business, the Adviser strives for excellence both in investment management and in the service provided to investors. This commitment affects many aspects of the business, including professional staffing, product development, investment management, and service delivery.

     The increasing complexity of the capital markets requires specialized skills and processes for each asset class and style. Therefore, the Adviser believes that active management should produce greater returns than a passively managed index. The Adviser has brought together a group of top-flight investment professionals with diverse product expertise, and each concentrates on their investment specialty. The Adviser believes that people are the firm's most important asset. For this reason, continuity of professionals is critical to the firm's long-term success.

INVESTMENT ENVIRONMENT

     Discussions of economic, social and political conditions and their impact on the Funds may be used in advertisements and sales materials. Such factors that may affect a Fund include changes in interest rates, political developments, the competitive environment, consumer behavior, industry trends, technological advances, macroeconomic trends, and the supply and demand of various financial instruments. In addition, marketing materials may cite the Adviser's views or interpretations of such factors.


                            INDEPENDENT ACCOUNTANTS

     Arthur Andersen LLP, One International Place, Boston, MA 02110, are the independent accountants for the Trust, providing audit services and assistance and consultation with respect to the preparation of filings with the SEC.

                                 LEGAL COUNSEL

     Morgan, Lewis & Bockius LLP, 1800 M Street, N.W., Washington, D.C. 20036, acts as legal counsel for the Trust.

                             FINANCIAL STATEMENTS

                   REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


To the Shareholders and Board of Directors of the Hansberger Institutional Series.

We have audited the accompanying balance sheets of Hansberger Institutional Series (a Massachusetts business trust) comprised of the Hansberger International Fund and the Hansberger Emerging Markets Fund, as of October 10, 1996. These balance sheets are the responsibility of the Company's management. Our responsibility is to express an opinion on these balance sheets based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a rest basis, evidence supporting the amounts and disclosures to the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the balance sheets referred to above present fairly, in all material respects, the financial position of each of the respective Funds constituting to Hansberger Institutional Series, as of October 10, 1996 in conformity with generally accepted accounting principles.



Boston, Massachusetts                                    /s/ Authur Anderson LLP
October 11, 1996

                        HANSBERGER INSTITUTIONAL SERIES
                             EMERGING MARKETS FUND
                      STATEMENT OF ASSETS AND LIABILITIES
                               OCTOBER 10, 1996

Assets:
     Cash                                                     $   590
     Investments at market value                               49,431
     Deferred organization costs (Note 3)                      44,614
                                                              -------
          Total Assets                                         94,635

Liabilities:
     Organization costs payable                                44,614

Net Assets:
     Common Stock, no par value, unlimited shares
          authorized, 5,000 shares issued and outstanding      50,000
     Unrealized Appreciation on Investments                        21
                                                              -------
          Total Net Assets                                    $50,021
                                                              =======

Net Asset Value per Share                                      $10.00
                                                              =======

NOTE 1  ORGANIZATION

          Hansberger Institutional Series (the "Trust") was organized in Massachusetts on July 25, 1996, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end management investment company with diversified series ("Funds").

          The Trust has had no operations other than the issuance of shares of its common stock of the Emerging Markets Fund and International Fund to Hansberger Global Investors, Inc. ("HGI") on October 7, 1996.

NOTE 2 AGREEMENTS

          The Trust has entered into an Investment Advisory Agreement with HGI pursuant to which HGI will be responsible for providing investment management services to the Trust with respect to the Emerging Markets Fund. For its services under the Investment Advisory Agreement, HGI will receive an annual fee, calculated and payable quarterly, at the rate of 1.00% of average daily net assets of the Fund.
          The Trust has entered into an Administrative Agreement with The Chase Manhattan Bank ("Chase") pursuant to which Chase will be responsible for providing administrative services to the Trust with respect to the Emerging Markets Fund. For its services under the Administrative Agreement, Chase will receive an annual fee, calculated and payable monthly, at the rate of .12% of the first $500 million of average daily net assets, .08% of the next $500 million of average daily net assets, and .06% of average daily net assets in excess of $1 billion.
          The Trust has entered into a Custody Agreement with Chase. The Custody Agreement will provide for an annual fee based on the amount of assets under custody, plus transactional charges.

NOTE 3  ORGANIZATION COSTS

          Organization costs estimated at $44,614 have been capitalized by the Fund and are being amortized over sixty months on a straight-line basis commencing with operations. In the event any of the initial shares are redeemed by any holder thereof during the period that the Fund is amortizing its organization costs, the redemption proceeds payable to the holder thereof by the Fund will be reduced by the unamortized organization costs in the same ratio as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of the redemption. These costs include legal fees of approximately $12, 465 for organization work performed by a law firm of which an Officer and Trustee of the Trust is a Partner.

                        HANSBERGER INSTITUTIONAL SERIES
                               INTERNATIONAL FUND
                      STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 10, 1996

Assets:
     Cash                                                     $   590
     Investments at market value                               49,431
     Deferred organization costs (NOTE 3)                      44,614
                                                              -------
          Total Assets                                         94,635

Liabilities:
     Organization costs payable                                44,614

Net Assets:
     Common Stock, no par value, unlimited shares
          authorized, 5,000 shares issued and outstanding      50,000
     Unrealized Appreciation on Investments                        21
                                                              -------
          Total Net Assets                                    $50,021
                                                              =======

Net Asset Value per Share                                      $10.00
                                                              =======

NOTE 1  ORGANIZATION

          Hansberger Institutional Series (the "Trust") was organized in Massachusetts on July 25, 1996, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end management investment company with diversified series ("Funds").

          The Trust has had no operations other than the issuance of shares of its common stock of the International Fund and Emerging Markets Fund to Hansberger Global Investors, Inc. ("HGI") on October 7, 1996.

NOTE 2 AGREEMENTS

          The Trust has entered into an Investment Advisory Agreement with HGI pursuant to which HGI will be responsible for providing investment management services to the Trust with respect to the International Fund. For its services under the Investment Advisory Agreement, HGI will receive an annual fee, calculated and payable quarterly, at the rate of .75% of average daily net assets of the Fund.
          The Trust has entered into an Administrative Agreement with The Chase Manhattan Bank ("Chase") pursuant to which Chase will be responsible for providing administrative services to the Trust with respect to the International Fund. For its services under the Administrative Agreement, Chase will receive an annual fee, calculated and payable monthly, at the rate of .12% of the first $500 million of average daily net assets, .08% of the next $500 million of average daily net assets, and .06% of average daily net assets in excess of $1 billion.
          The Trust has entered into a Custody Agreement with Chase. The Custody Agreement will provide for an annual fee based on the amount of assets under custody, plus transactional charges.

NOTE 3  ORGANIZATION COSTS

          Organization costs estimated at $44,614 have been capitalized by the Fund and are being amortized over sixty months on a straight-line basis commencing with operations. In the event any of the initial shares are redeemed by any holder thereof during the period that the Fund is amortizing its organization costs, the redemption proceeds payable to the holder thereof by the Fund will be reduced by the unamortized organization costs in the same ratio as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of the redemption. These costs include legal fees of approximately $12, 465 for organization work performed by a law firm of which an Officer and Trustee of the Trust is a Partner.

                               RATINGS APPENDIX

STANDARD & POOR'S
-----------------

          A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

          The debt rating is not a recommendation to purchase, sell, or hold a security, as it does not comment on market price or suitability for a particular investor.

          The ratings are based, in varying degrees, on the following considerations:

          (1) Likelihood of default. The rating assesses the obligor's capacity and willingness as to timely payment of interest and repayment of principal in accordance with the terms of the obligation.

          (2) The obligation's nature and provisions.

          (3) Protection afforded to, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under bankruptcy laws and other laws affecting creditors' rights.

          Likelihood of default is indicated by an issuer's senior debt rating. If senior debt is not rated, an implied senior debt rating is determined. Subordinated debt usually is rated lower than senior debt to better reflect relative position of the obligation in bankruptcy. Unsecured debt, where significant secured debt exists, is treated similarly to subordinated debt.

LONG-TERM RATINGS DEFINITIONS: The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

INVESTMENT GRADE
AAA Highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA Very strong capacity to pay interest and repay principal and differs from the highest rated debt only in small degree.

A Strong capacity to pay interest and repay principal, although it is somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB Adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

BB Less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

B Greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The "B" rating category also is used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

                              RATING APPENDIX - 1

CCC Current identifiable vulnerability to default, and is dependent on favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category also is used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

CC Typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC" rating.

C Typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI        Reserved for income bonds on which no interest is being paid.

D         Issue is in payment default, or the obligor has filed for bankruptcy.
          The "D" rating is used when interest or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

DEBT OBLIGATIONS OF ISSUERS OUTSIDE THE UNITED STATES AND ITS TERRITORIES are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

NOTES: An S&P note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:
Amortization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note; Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus(+) designation.

SP-1 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3      Speculative capacity to pay principal and interest.

COMMERCIAL PAPER/SHORT TERM RATING DEFINITIONS: A Standard & Poor's short term rating is a current assessment of the likelihood of timely payment of debt with an original maturity of no more than 365 days, such as commercial paper. It is also assigned to remarketed long term debt with a provision that allows the holder to put the debt back to the company in less than one year, in addition to the usual long term rating. (Medium term note programs are assigned long term ratings.)

A-1 Highest category; degree of safety regarding timely payment is strong. Debt determined to possess extremely strong safety characteristics is denoted with a plus sign (+) designation.

A-2 Capacity for timely payment is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

A-3 Adequate capacity for timely payment. It is, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B         Regarded as having only speculative capacity for timely payment.

C Assigned to short-term debt obligations with a doubtful capacity for payment.

                              RATING APPENDIX - 2

D         Obligation is in payment default.

MOODY'S
-------

Moody's bond ratings, where specified, are applied to senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located. Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's sovereign rating. Such branch obligations are rated at the lower of the bank's rating or Moody's sovereign rating for the bank deposits for the country in which the branch is located.

When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer branch is located are not incorporated into Moody's ratings.

Moody's makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the U.S. Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody's represent that any specific bank or insurance company obligation is legally enforceable or is a valid senior obligation of a rated issuer.

Moody's ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed. A rating should be weighed solely as one factor in an investment decision and you should make your own study and evaluation of any issuer whose securities or debt obligations you consider buying or selling.

LONG TERM: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

AAA Judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA Judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A Possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

BAA Considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                              RATING APPENDIX - 3

BA Judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA Of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA Speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

SHORT-TERM:

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: Leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.
               This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME      Issuers rated Not Prime do not fall within any of the Prime rating categories.

Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located. Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's sovereign rating. Such branch obligations are rated at the lower of the bank's rating or Moody's sovereign rating for bank deposits for the country in which the branch is located.

When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be

                              RATING APPENDIX - 4
affected by actions of the government controlling the currency of denomination. In addition, risks associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer's branch is located are not incorporated into Moody's short-term debt ratings.

Moody's makes no representation that rated bank or insurance company obligations are exempt from registration under the U.S. Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody's represent that any specific bank or insurance company obligation is legally enforceable or a valid senior obligation of a rated issuer.

When an issuer represents to Moody's that its short-term debt obligations are supported by the credit of another entity or entities, then the names of such supporting entities are listed with the name of the issuer, or indicated with a footnote reference, in Moody's publications. In assigning ratings to such issuer's, Moody's evaluates the financial strength of the affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment. Moody's makes no representation and gives no opinion on the legal validity or enforceability of any support arrangements.

Moody's ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed. A rating should be weighed solely as one factor in an investment decision and you should make your own study and evaluation of any issuer whose securities or debt obligations you consider buying or selling.

THOMSON BANKWATCH
-----------------

          Thomson BankWatch ("TBW") ratings are based upon a qualitative and quantitative analysis of all segments of the organization, including holding company and operating subsidiaries.

SHORT-TERM RATINGS: TBW's short-term ratings do not consider any collateral or security as the basis for the rating, although some securities may in fact have collateral. Further, these ratings do not incorporate consideration of the possible sovereign risk associated with a foreign deposit (defined as a deposit taken in a branch outside the country in which the rated entity is headquartered) of the rated entity. TBW's short-term ratings are intended to assess the likelihood of an untimely or incomplete payment of principal or interest.

TBW-1 Highest category; very high likelihood that principal and interest will be paid on a timely basis.

TBW-2 Second-highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

TBW-3 Lowest investment-grade category; while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

TBW-4 Lowest rating category; regarded as non-investment grade and therefore speculative.

LONG-TERM DEBT RATINGS: TBW's long-term debt ratings apply to specific issues of long-term debt and preferred stock. They specifically assess the likelihood of an untimely repayment of principal or interest over the term to maturity of the rated instrument. Ratings may include a plus (+) or minus (-) designation, which indicates where within the respective category the issue is placed.

INVESTMENT GRADE
AAA Highest category; ability to repay principal and interest on a timely basis is very high.

AA Second-highest category; superior ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category.

                              RATING APPENDIX - 5

A Third-highest category; ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

BBB Lowest investment-grade category; acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

NON-INVESTMENT GRADE

BB Suggests that likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations.

B Higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse developments could well negatively affect the payment of interest and principal on a timely basis.

CCC Clearly have a high likelihood of default, with little capacity to address further adverse changes in financial circumstances.

CC Applied to issues that are subordinate to other obligations rated "CCC" and are afforded less protection in the event of bankruptcy or reorganization.

D         Default

IBCA
----

LONG-TERM RATINGS: "+" or "-" may be appended to a rating to denote relative status within major rating categories.

AAA Lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial, such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk substantially.

AA Very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk, albeit not very significantly.

A Low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

BBB Currently low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in other categories.

BB Possibility of investment risk developing. Capacity for timely repayment of principal and interest exists, but is susceptible over time to adverse changes in business, economic or financial conditions.

B Investment risk exists. Timely repayment of principal and interest is not sufficiently protected against adverse changes in business, economic or financial conditions.

CCC Current perceived possibility of default. Timely repayment of principal and interest is dependent on favorable business, economic or financial conditions.

CC        Highly speculative or have a high risk of default.

                              RATING APPENDIX - 6

C         Currently in default.

SHORT-TERM RATINGS:

A1+       Highest capacity for timely repayment.

A1        Strong capacity for timely repayment.

A2 Satisfactory capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic, or financial conditions.

A3 Adequate capacity for timely repayment. Such capacity is more susceptible to adverse changes in business, economic, or financial conditions than for obligations in higher categories.

B Capacity for timely repayment is susceptible to adverse changes in business, economic, or financial conditions.

C         Inadequate capacity to ensure timely repayment.

D         High risk of default or currently in default.

FITCH
-----

INVESTMENT GRADE BOND RATINGS

          Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

          The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

          Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

          Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

          Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

          Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

PLUS (+) MINUS (-)  Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

                              RATING APPENDIX - 7

AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+".

A         Bonds considered to be investment grade and of high credit quality.
          The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

SPECULATIVE GRADE BOND RATINGS

          Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings ("BB" to "C") represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating ("DDD" to "D") is an assessment of the ultimate recovery value through reorganization or liquidation.

          The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength.

          Bonds that have the same rating are of similar but not necessarily identical credit quality since rating categories cannot fully reflect the differences in degrees of credit risk.

PLUS (+) MINUS (-)  Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "DDD", "DD", or "D" categories.

BB Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C         Bonds are in imminent default in payment of interest or principal.

DDD, DD, AND D      Bonds are in default on interest and/or principal payments.
                    Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation

                              RATING APPENDIX - 8
                    or reorganization of the obligor. "DDD" represents the lowest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

SHORT-TERM RATINGS

          Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

          The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

F-1+ Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+"

F-2 Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" and "F-1" ratings.

F-3 Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

F-S Weak Credit Quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

D Default. Issues assigned this rating are in actual or imminent payment default.

DUFF & PHELPS
-------------

These ratings represent a summary opinion of the issuer's long-term fundamental quality. Rating determination is based on qualitative and quantitative factors which may vary according to the basic economic and financial characteristics of each industry and each issuer. Important considerations are vulnerability to economic cycles as well as risks related to such factors as competition, government action, regulation, technological obsolescence, demand shifts, cost structure, and management depth and expertise. The projected viability of the obligor at the trough of the cycle is a critical determination.

Each rating also takes into account the legal form of the security, (e.g., first mortgage bonds, subordinated debt, preferred stock, etc.). The extent of rating dispersion among the various classes of securities is determined by several factors including relative weightings of the different security classes in the capital structure, the overall credit strength of the issuer, and the nature of covenant protection. Review of indenture restrictions is important to the analysis of a company's operating and financial constraints.

The Credit Rating Committee formally reviews all ratings once per quarter (more frequently, if necessary). Ratings of "BBB" and higher fall within the definition of investment grade securities, as defined by bank and insurance supervisory authorities.

LONG-TERM DEBT:
AAA Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

                              RATING APPENDIX - 9

AA+, AA or AA-      High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+, A or A-         Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB+, BBB or BBB-   Below average protection factors but still considered
                    sufficient for prudent investment. Considerable variability in risk during economic cycles.

BB+, BB or BB-      Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B+, B or B-         Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

DD Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

SHORT-TERM DEBT:

Duff & Phelps' short-term ratings are consistent with the rating criteria utilized by money market participants. The ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit, and current maturities of long-term debt. Asset-backed commercial paper is also rated according to this scale.

Emphasis is placed on liquidity which we define as not only cash from operations, but also access to alternative sources of funds including trade credit, bank lines, and the capital markets. An important consideration is the level of an obligor's reliance on short-term funds on an ongoing basis.

The distinguishing feature of Duff & Phelps' short-term ratings is the refinement of the traditional "1" category. The majority of short-term debt issuers carry the highest rating, yet quality differences exist within that tier. As a consequence, Duff & Phelps has incorporated gradations of "1+"(one plus) and "1-" (one minus) to assist investors in recognizing those differences.

Duff & Phelps' ratings are recognized by the SEC for broker-dealer requirements, specifically capital computation guidelines. Our ratings meet Department of Labor ERISA guidelines governing pension and profit sharing investments. State regulators also recognize Duff & Phelps' ratings for insurance company investment portfolios.

Duff 1+ Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

Duff 1 Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

                             RATING APPENDIX - 10

Duff 1- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

Duff 2 Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

Duff 3 Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

NON-INVESTMENT GRADE

Duff 4 Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

Duff 5 Default. Issuer failed to meet scheduled principal and/or interest payments.


                              SPECIALIZED RATINGS

TBW COUNTRY RATINGS
-------------------

          TBW's Country Ratings represent TBW's assessment of the overall political and economic stability of a country in which a bank is domiciled.

          TBW considers factors other than the financial strength of the individual company. In particular, the CONTEXT of the company--country risk and the complexion of its domestic financial system--becomes critical. TBW focuses on both political risk--the WILLINGNESS to meet external debt obligations--and economic risk--the ABILITY to repay external debts.

I An industrialized country with a long history of political stability, effective economic management, sustainable financial conditions, and continuing access to global capital markets on favorable terms. Short-run risk of default is nonexistent.

I/II An industrialized country with a long history of political and economic stability that is currently experiencing some short-term political and/or economic difficulties. It enjoys continuing access to global capital markets, though at somewhat higher margins. Short-run risk of default is very low.

II An industrialized country with a history of political and economic stability that is currently experiencing serious political and/or economic difficulties. It enjoys continuing access to global capital markets, though at significantly higher margins. Short-run risk of default is low.

II/III A newly industrialized country with a generally healthy economy that currently enjoys wide access to global capital markets. Short-run risk of default is very low.

III A newly industrialized country with a generally healthy economy but with some significant political and/or economic difficulties. It currently enjoys some access to global capital markets. Short-run risk of default is low.

III/IV A newly industrialized country experiencing serious political and/or economic difficulties. It enjoys only very limited access to global capital markets. Short-run risk of default is low to medium.

IV A non-industrialized country that has limited access to world capital markets. Short-run risk of default is low.

                             RATING APPENDIX - 11

IV/V A non-industrialized country with a history of external debt servicing problems that is currently experiencing serious political and/or economic difficulties. It enjoys only limited access to world capital markets. Short-run risk of default is low to medium.

V A non-industrialized country with no access to world capital markets and which is considered in default on some or all of its external debt. Short-run risk of default is medium to high.

TBW INTRA-COUNTRY ISSUER RATINGS
--------------------------------

          TBW's Intra-Country Issuer Ratings provide a relative assessment of each bank's financial performance and its ability to meet its obligations within the context of the local market. These ratings are not directly comparable from country to country.

          Further, sovereign risk is not factored into the Intra-Country Ratings. However, the ratings do incorporate systemic risks which may be prevalent within certain banking systems that could preclude any bank within the system from achieving the top rating.

          TBW assigns only one Intra-Country Issuer Rating to each company, factoring consolidated financials into the overall assessment.

          The ratings are assigned using an intermediate time horizon. Intra-Country Issuer Ratings incorporate an overall assessment of the company's financial strength, in addition to TBW's opinion of the vulnerability of the company to adverse developments (which may affect the market's perception of the company, thereby its access to funding and the marketability of its securities).

IC-A Company possesses an exceptionally strong balance sheet and earnings record, translating into an excellent reputation and very good access to its natural money markets. If weakness or vulnerability exists in any aspect of the company's business, it is entirely mitigated by other consideration.

IC-A/B Company is financially very solid with a favorable track record and no readily apparent weakness. Its overall risk profile, while low, is not quite as favorable as for companies in the highest rating category.

IC-B A strong company with a solid financial record and well received by its natural money markets. Some minor weaknesses may exist, but any deviation from the company's historical performance levels should be both limited and short-lived. The likelihood of a significant problem developing is small, yet slightly greater than for a higher-rated company.

IC-B/C Company is clearly viewed as a good credit. While some shortcomings are apparent, they are not serious and/or are quite manageable in the short-term.

IC-C Company is inherently a sound credit with no serious deficiencies, but financials reveal at least one fundamental area of concern that prevents a higher rating. Company may recently have experienced a period of difficulty, but those pressures should not be long-term in nature. The company's ability to absorb a surprise, however, is less than that for organizations with better operating records.

IC-C/D While still considered an acceptable credit, the company has some meaningful deficiencies. Its ability to deal with further deterioration is less than that of better-rated companies.

IC-D Comp any's financials suggest obvious weaknesses, most likely created by asset quality considerations and/or a poorly structured balance sheet. A meaningful level of uncertainty and vulnerability exists going forward. The ability to address further unexpected problems must be questioned.

IC-D/E Company has areas of major weakness that may include funding and/or liquidity difficulties. A high degree of uncertainty exists about the company's ability to absorb incremental problems.

                             RATING APPENDIX - 12

IC-E Very serious problems exist for the company, creating doubt about its continued viability without some form of outside assistance, regulatory or otherwise.

ICBA
----

          ICBA's bank rating sheets provide both specialist bank ratings and, in most cases, short-and long-term ratings. The former were specifically developed for banks and are designed to assess the current performance of a bank and whether, in ICBA's opinion, it would receive support if it ran into difficulties. ICBA assesses these two issues by means of the INDIVIDUAL RATING and the LEGAL RATING.

LEGAL RATING: Banking differs from other industries in that it is invariably dependent on depositor confidence. A bank may have excellent ratios but, if it cannot maintain this confidence, it will have a liquidity crisis. Because of the role that banks play in the financial system they are heavily regulated and, as part and parcel of this regulation, central banks are seen as potential lenders of last resort. Much interbank lending is done on the basis of this lender of last resort role, and this consideration is assessed in ICBA's Legal Rating.

          The support provided by central banks or shareholders is rarely a statutory requirement. Consequently, it is necessary to visit and study the country concerned in order to gain a full understanding of the history and traditions of its banking system and of the precedents which have been established there. It is also necessary to assess the possible support a bank might receive as a result of its ownership and/or economic and international significance.

          In all countries covered, IBCA has discussions with the supervisory authorities. ICBA also analyzes their past behavior and keep abreast of all relevant banking legislation. On these bases, ICBA assigns Legal Ratings to particular banks. These ratings constitute IBCA's opinions alone and are not submitted to the authorities for their comment or endorsement. A legal rating of 2, 3 or 4 may be qualified by the suffix "T," which indicates significant existing or potential transfer risk of economic and/or political origin that might prevent support for foreign currency creditors.

1 A bank for which there is a clear legal guarantee on the part of a state to provide support OR a bank of such importance both internationally and domestically that, in our opinion, support from a state would be forthcoming, if necessary. The state in question must clearly be prepared and able to support its principal banks.

2 A bank for which, in ICBA's opinion, state support would be forthcoming, even in the absence of a legal guarantee. This could be, for example, because of the bank's importance to the economy or its historic relationship with the authorities.

3 A bank which has institutional owners of sufficient reputation and possessing such resources that, in our opinion, shareholder support wold be forthcoming, if necessary.

4         A bank for which support is likely but not certain.

5         A bank which cannot rely on outside assistance.

INDIVIDUAL RATING: ICBA's individual performance rating of banks attempts to answer the question: "If the bank were entirely independent and could not rely on support from the state authorities or its owners, how would it be viewed?". Thus, the Individual bank rating permits an evaluation of banks divorced entirely from consideration of support. ICBA may use gradations among these ratings, i.e., A/B, B/C, C/D and D/E.
         ----
A A bank of impeccable financial condition, with a consistent record of above average performance.

B         A bank with a sound risks profile and without significant problems.
          The bank's performance has generally been in line with or better than that of its peers.

C A bank which has an adequate risks profile but possesses one or more troublesome aspects, giving rise to the possibility of risk developing, or which has generally failed to perform in line with its peers.

                             RATING APPENDIX - 13

D A bank which is currently under performing in some notable manner. Its financial condition is likely to be below average and its profitability poor. The bank has the capability of recovering using its own resources, but this is likely to take some time.

E A bank with very serious problems which either requires or is likely to require external support.

                             RATING APPENDIX - 14